UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.)

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ARCTURUS THERAPEUTICS HOLDINGS INC.

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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10628 Science Center Drive, Suite 250

San Diego, California 92121

To our Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of Arcturus Therapeutics Holdings Inc. to be held on October 25, 2019 at 8:00 a.m. local time, at our offices at 10240 Science Center Drive, Suite 100, San Diego, California, 92121.

Details regarding how to attend the annual meeting and the business to be conducted at the annual meeting are more fully described in the accompanying notice of annual meeting of stockholders and proxy statement.

Your vote is important. Regardless of whether you plan to attend the annual meeting, it is important that your shares be represented and voted at the annual meeting, and we hope you will vote as soon as possible. You may vote by proxy over the Internet or by telephone, or by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet or by telephone, written proxy or voting instruction card will ensure your representation at the annual meeting regardless of whether you attend the annual meeting.

Thank you for your ongoing support of, and continued interest in, Arcturus.

Sincerely,

/s/ Dr. Peter Farrell	/s/ Joseph E. Payne

Dr. Peter Farrell Chairman of the Board	Joseph E. Payne President and Chief Executive Officer

San Diego, California

September 30, 2019

ARCTURUS THERAPEUTICS HOLDINGS INC.

10628 Science Center Drive, Suite 250

San Diego, California 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	8:00 a.m. local time, on October 25, 2019.

Place	The Company’s offices at 10240 Science Center Drive, Suite 100, San Diego, California, 92121.

Items of Business

(1) To elect Dr. Peter Farrell, Joseph E. Payne, Andy Sassine, James Barlow, Dr. Edward W. Holmes, Dr. Magda Marquet and Karah Parschauer to the Board of Directors to serve until our next annual meeting of stockholders.

(2) To approve our 2019 Omnibus Equity Incentive Plan, inclusive of previous grants made thereunder.

(3) To approve, by non-binding advisory vote, the resolution approving named executive officer compensation.

(4) To approve, by non-binding advisory vote, the frequency of future non-binding advisory votes on resolutions approving future named executive officer compensation.

(5) To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

(6) To transact other business that may properly come before the annual meeting.

Adjournments and Postponements	Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date	September 18, 2019. Only stockholders of record of our common stock as of September 18, 2019 are entitled to notice of and to vote at the annual meeting.

Meeting Admission	You are invited to attend the annual meeting if you are a stockholder of record or a beneficial owner of shares of our common stock, in each case, as of September 18, 2019. If you are a stockholder of record, you must present valid government-issued photo identification (e.g., driver’s license or passport) for admission to the annual meeting. If you are a beneficial owner of shares of our common stock, you must provide proof of such ownership as of September 18, 2019 (e.g., your most recent account statement reflecting your stock ownership as of September 18, 2019) and you must present valid government-issued photo identification for admission to the annual meeting.

Voting

Your vote is very important. You may vote by proxy over the Internet or by telephone, or by mail by following the instructions on the proxy card or voting instruction card.

For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers About the Proxy Materials and Annual Meeting beginning on page 1 of the accompanying proxy statement.

By order of the Board of Directors,

/s/ Dr. Peter Farrell

Dr. Peter Farrell

Chairman of the Board

San Diego, California

September 30, 2019

i

ARCTURUS THERAPEUTICS HOLDINGS INC.

PROXY STATEMENT

For the 2019 Annual Meeting of Stockholders to be held on October 25, 2019

The information provided in the “Questions and Answers” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read the entire proxy statement carefully. In this proxy statement, we refer to Arcturus Therapeutics Holdings Inc., a Delaware corporation, as Arcturus, the Company, we, us, our and other similar pronouns.

QUESTIONS AND ANSWERS

ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Why am I receiving these materials?

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2019 annual meeting of stockholders of Arcturus Therapeutics Holdings Inc., a Delaware corporation, and any postponements or adjournments thereof. The annual meeting will be held on October 25, 2019 at 8:00 a.m. local time, at our offices at 10240 Science Center Drive, Suite 100, San Diego, California, 92121.

Stockholders are invited to attend the annual meeting and are requested to vote on the items of business described in this proxy statement. The proxy statement is being mailed on or about September 30, 2019 to all stockholders entitled to vote at the annual meeting.

What am I voting on?

You are being asked to vote on five proposals:

•

the election of Dr. Peter Farrell, Joseph E. Payne, Andy Sassine, James Barlow, Dr. Edward W. Holmes, Dr. Magda Marquet and Karah Parschauer to the Board of Directors to serve until our next annual meeting of stockholders;

•	the approval of our 2019 Omnibus Equity Incentive Plan, inclusive of previous grants made thereunder;

•	the approval, by non-binding advisory vote, of the resolution approving named executive officer compensation (the “Say on Pay Proposal”);

•	the approval, by non-binding advisory vote, of the frequency of future non-binding advisory votes on resolutions approving future named executive officer compensation (“Say When on Pay Proposal”); and

•	the ratification of the appointment of Ernst & Young LLP (“E&Y”) as our independent registered public accounting firm for our fiscal year ending December 31, 2019.

What if other matters are properly brought before the annual meeting?

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment. If for any reason any of Dr. Peter Farrell, Joseph E. Payne, Andy Sassine, James Barlow, Dr. Edward W. Holmes, Dr. Magda Marquet or Karah Parschauer is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate as may be nominated by our Board of Directors.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares:

•	“FOR” the election of Dr. Peter Farrell, Joseph E. Payne, Andy Sassine, James Barlow, Dr. Edward W. Holmes, Dr. Magda Marquet and Karah Parschauer to the Board of Directors;

•	“FOR” the approval of our 2019 Omnibus Equity Incentive Plan, inclusive of previous grants made thereunder;

•	“FOR” the Say on Pay Proposal;

•	“FOR” three years as the preferred frequency of the Say When on Pay Proposal; and

•	“FOR” the ratification of the appointment of E&Y as our independent registered public accounting firm for our fiscal year ending December 31, 2019.

Who may vote at the annual meeting?

Only stockholders of record as of the close of business on September 18, 2019, the record date, are entitled to vote at the annual meeting. As of the record date, there were 14,275,293 shares of our common stock issued and outstanding, held by 42 holders of record. We do not have cumulative voting rights for the election of directors.

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the record date for the annual meeting, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the annual meeting.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Nominee. If, at the close of business on the record date for the annual meeting, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the voting instructions your broker, bank or other nominee provides. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you obtain a valid proxy from your broker, bank or other nominee.

How can I vote my shares?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in one of the following ways:

•

You may vote in person. If you plan to attend the annual meeting, you may vote by delivering your completed proxy card in person or by completing and submitting a ballot, which will be provided at the annual meeting.

•

You may vote by mail. Complete, sign and date the proxy card that accompanies this proxy statement and return it promptly in the postage-prepaid envelope provided. Your completed, signed and dated proxy card must be received prior to the annual meeting.

•

You may vote by telephone. To vote over the telephone, dial toll-free +1 (866) 894-0536 using a touch-tone telephone and follow the recorded instructions (have your proxy card in hand when you call). You will be asked to provide the company number and control number from your proxy card. Telephone voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern time, on October 24, 2019.

•

You may vote via the Internet. To vote via the Internet, go to www.cstproxyvote.com to complete an electronic proxy card (have your proxy card in hand when you visit the website). You will be asked to provide the company number and control number from your proxy card. Internet voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern time, on October 24, 2019.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If you are a beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares.

Beneficial owners of shares should generally be able to vote by returning the voting instruction card, by telephone or via the Internet. However, the availability of telephone or Internet voting will depend on the voting process of your broker, bank, or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares in person at the annual meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name.

If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the annual meeting by:

•	entering a new vote by Internet or telephone (until the applicable deadline for each method as set forth above);

•	returning a later-dated proxy card (which automatically revokes the earlier proxy);

•

providing a written notice of revocation to our corporate secretary at Arcturus Therapeutics Holdings Inc., 10628 Science Center Drive, Suite 250, San Diego, California 92121, Attn: Corporate Secretary; or

•	attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by, and on behalf of, our Board of Directors. Joseph E. Payne, our President and Chief Executive Officer, and Dr. Peter Farrell, our Chairman, have been designated as proxies for the annual meeting by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the annual meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above and, if any other matters are properly brought before the annual meeting, the shares will be voted in accordance with the proxies’ judgment.

How many votes do I have?

On each matter to be voted upon at the annual meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date.

What is the quorum requirement for the annual meeting?

A quorum is the minimum number of shares required to be present or represented at the annual meeting for the meeting to be properly held under our bylaws and Delaware law. Holders of at least 33 and 1/3 percent (33.33%) of the voting power of our outstanding common stock entitled to vote at the annual meeting must be present in person or represented by proxy for us to hold and transact business at the annual meeting. On the record date, there were 14,275,293 shares outstanding and entitled to vote. Thus, the holders of at least 4,758,431 shares must be present in person or represented by proxy at the annual meeting to have a quorum.

Abstentions, “WITHHOLD” votes, and “broker non-votes” (as explained below) are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the meeting may be adjourned to another date by the chairman of the meeting or the holders of a majority of the voting power present in person or represented by proxy at the annual meeting and entitled to vote thereat.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine” and there is at least one “routine” matter to be voted upon at the meeting. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine,” matters. In the event that a broker votes shares on the “routine” matters, but does not vote shares on the “non-routine” matters, those shares will be treated as broker non-votes with respect to the “non-routine” proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

What matters are considered “routine” and “non-routine”?

The ratification of the appointment of E&Y as our independent registered public accounting firm for our fiscal year ending December 31, 2019 (Proposal No. 5) is considered routine under applicable rules. Each of (i) the election of our directors (Proposal No. 1), (ii) the approval of our 2019 Omnibus Equity Incentive Plan (Proposal No. 2), (iii) the approval of the Say on Pay Proposal (Proposal No. 3), and (iv) the approval of the Say When on Pay Proposal (Proposal No. 4) is considered “non-routine” under applicable rules.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the annual meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting (Proposal Nos. 2, 3, 4 and 5). However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists.

Broker non-votes will be counted for purposes of calculating whether a quorum is present at the annual meeting, but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

What is the voting requirement to approve each of the proposals?

Proposal No. 1: Election of Dr. Peter Farrell, Joseph E. Payne, Andy Sassine, James Barlow, Dr. Edward W. Holmes, Dr. Magda Marquet and Karah Parschauer to the Board of Directors. The election of each of Dr. Peter Farrell, Joseph E. Payne, Andy Sassine, James Barlow, Dr. Edward W. Holmes, Dr. Magda Marquet and Karah Parschauer to the Board of Directors requires a plurality of the votes cast by the holders of shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of a director. This means that if each of Dr. Peter Farrell, Joseph E. Payne, Andy Sassine, James Barlow, Dr. Edward W. Holmes, Dr. Magda Marquet and Karah Parschauer receives one or more votes, he or she will be elected as a director. You may vote “FOR” or “WITHHOLD” for Dr. Peter Farrell, Joseph E. Payne, Andy Sassine, James Barlow, Dr. Edward W. Holmes, Dr. Magda Marquet and Karah Parschauer. Because the outcome of this proposal will be determined by a plurality vote, shares voted “WITHHOLD” will not prevent each of Dr. Peter Farrell, Joseph E. Payne, Andy Sassine, James Barlow, Dr. Edward W. Holmes, Dr. Magda Marquet and Karah Parschauer from being elected as a director. Shares voted “WITHHOLD” will count towards the quorum requirement for the annual meeting.

Proposal No. 2: Approval of 2019 Omnibus Equity Incentive Plan, inclusive of previous grants made thereunder. The approval of our 2019 Omnibus Equity Incentive Plan, inclusive of previous grants made thereunder, requires the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the annual meeting and will have the same effect as a vote against the proposal.

Proposal No. 3: Approval, on an advisory basis, of the Say on Pay Proposal. The approval, on an advisory basis, of the Say on Pay Proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the annual meeting and will have the same effect as a vote against the proposal.

Proposal No. 4: Approval, on an advisory basis, of the Say When on Pay Proposal. The approval, on an advisory basis, of the Say on When on Pay Proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote thereon to be approved. You may vote for the frequency of the Say When on Pay Proposal as “ONE YEAR,” “TWO YEARS,” “THREE YEARS,” or you may vote “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the annual meeting and will have the same effect as a vote against the proposal.

Proposal No. 5: Ratification of Appointment of E&Y. The ratification of the appointment of E&Y requires the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the annual meeting and will have the same effect as a vote against the proposal.

Who will count the votes?

A representative of Continental Stock Transfer and Trust Company will tabulate the votes and may act as inspector of elections.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•	“FOR” the election of Dr. Peter Farrell, Joseph E. Payne, Andy Sassine, James Barlow, Dr. Edward W. Holmes, Dr. Magda Marquet and Karah Parschauer to the Board of Directors;

•	“FOR” the approval of our 2019 Omnibus Equity Incentive Plan, inclusive of previous grants made thereunder;

•	“FOR” the Say on Pay Proposal;

•	“FOR” three years as the preferred frequency of the Say When on Pay Proposal; and

•	“FOR” the ratification of the appointment of E&Y as our independent registered public accounting firm for our fiscal year ending December 31, 2019.

In addition, if any other matters are properly brought before the annual meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole “routine” matter—Proposal No. 5 relating to ratifying the appointment of E&Y. Absent direction from you, however, your broker, bank or other nominee will not have the discretion to vote on Proposal No. 1 relating to the election of directors, Proposal No. 2 relating to approval of our 2019 Omnibus Equity Incentive Plan, Proposal No. 3 relating to approval, on an advisory basis, of the Say on Pay Proposal, or Proposal No. 4 relating to approval, on an advisory basis, of the Say When on Pay Proposal.

How can I contact Arcturus’ transfer agent?

You may contact our transfer agent by writing Continental Stock Transfer &Trust Company, 1 State Street, 30th Floor, New York, NY 10014. You may also contact our transfer agent via email at cstmail@continentalstock.com or by telephone at (212) 509-4000.

How can I attend the annual meeting?

Stockholder of Record: Shares Registered in Your Name. If you were a stockholder of record at the close of business on the record date, you must present valid government-issued photo identification (e.g., driver’s license or passport) for admission to the annual meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you were a beneficial owner at the close of business on the record date, you may not vote your shares in person at the annual meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the annual meeting even if you do not have a legal proxy. For admission to the annual meeting, you must provide proof of beneficial ownership as of the record date (e.g., your most recent account statement reflecting your stock ownership as of the record date) and you must present valid government-issued photo identification.

Please allow ample time for check-in. Please note that cameras, recording equipment, large bags, briefcases and/or packages will not be permitted in the annual meeting.

Will the annual meeting be webcast?

We do not expect to webcast the annual meeting.

How are proxies solicited for the annual meeting, and who is paying for such solicitation?

Our Board of Directors is soliciting proxies for use at the annual meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur. If you choose to vote by telephone, you are responsible for any telephone charges you may incur.

Where can I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”), within four business days after the annual meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the annual meeting, we will file a Current Report on Form 8-K to publish preliminary results and, within four business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.

What does it mean if I receive more than one set of printed materials?

If you receive more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each set of printed materials to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one printed copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the proxy materials and annual report to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will undertake to promptly deliver a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:

Arcturus Therapeutics Holdings Inc.

Attention: Investor Relations

10628 Science Center Drive, Suite 250

San Diego, California 92121

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

Is there a list of stockholders entitled to vote at the annual meeting?

The names of stockholders of record entitled to vote at the annual meeting will be available at the annual meeting and from our corporate secretary for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., Pacific time, at our corporate headquarters located at 10628 Science Center Drive, Suite 250, San Diego, California 92121.

When are stockholder proposals due for next year’s annual meeting?

Please see the section entitled “Proposals of Stockholders for 2020 Annual Meeting” in this proxy statement for more information regarding the deadlines for the submission of stockholder proposals for our 2020 annual meeting.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Composition of the Board

Our Board of Directors is currently composed of seven members. Four of the seven directors that currently comprise our Board of Directors are “independent directors” within the meaning of such term as set forth in the listing standards of the Nasdaq Stock Market, LLC (“Nasdaq”).

The following table sets forth the names, ages, and certain other information for our directors. All information is as of September 30, 2019.

Name	Age	Position(s)
Dr. Peter Farrell(1)(2)(3)(4)(5)	76	Chairman of the Board

Joseph E. Payne	47	President, Chief Executive Officer and Director

Andy Sassine	55	Chief Financial Officer and Director

James Barlow(1)(2)(3)(4)(5)	61	Director

Dr. Edward W. Holmes(1)	78	Director

Dr. Magda Marquet(1)(2)(3)(4)(5)	61	Director

Karah Parschauer	42	Director

(1)	Indicates independent director under Nasdaq rules.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.
(4)	Member of the Executive Committee.
(5)	Member of the Nominating and Corporate Governance Committee.

Dr. Peter Farrell is the founder, former long-term CEO and current Chairman of ResMed Inc. (NYSE:RMD). Dr. Farrell has been Chairman and a director of ResMed since 1989, when the company began as a management buyout of sleep technology from Baxter Healthcare. Peter was previously Foundation Director of the University of New South Wales (UNSW) Graduate School for Biomedical Engineering (1978-89) while simultaneously serving as Vice President of Research & Development for Baxter Healthcare in Tokyo (1984-89). Dr. Farrell served on the board of directors of NuVasive, Inc., a company focused on the surgical treatment of spine disorders. Dr. Farrell serves on the board of trustees of The Scripps Research Institute in La Jolla and is Chairman of the Boston-based POC NMR diagnostic company, WaveGuide. Since July 2019, Dr. Farrell has been a director of Evolus, Inc. (EOLS). Dr. Farrell is a fellow or honorary fellow of several professional bodies, including the US National Academy of Engineering. He was inducted as 1998 San Diego Entrepreneur of the Year for Health Sciences, 2001 Australian Entrepreneur of the Year and 2005 US

National Entrepreneur of the Year for Health Sciences. Dr. Farrell was appointed to the Executive Council of the division of Sleep Medicine at Harvard Medical School in 1998, was appointed Vice Chairman in 2000 (2000-2010), became Chairman in 2010 and served in that capacity for three years. He is on various academic advisory boards including UCSD’s Jacobs School of Engineering, where he was named the 2012 Gordon Fellow, UCSD’s Rady Business School and the MIT Dean of Engineering’s Advisory Council. Dr. Farrell holds a B.E. with honors in chemical engineering from the University of Sydney, an SM in chemical engineering from MIT, a PhD in bioengineering from the University of Washington, Seattle, and a DSc from UNSW for research which resulted in improved treatment for both hemodialysis and peritoneal dialysis patients.

Dr. Farrell is the Chairman of our Nominating and Corporate Governance Committee and a member of our Audit and Compensation Committees.

Dr. Farrell is nominated for re-election on our Board of Directors because of his significant experience as an executive and director of a number of companies in the healthcare sector.

Joseph E. Payne is our President and Chief Executive Officer. Mr. Payne served on our predecessor’s board since March 2013. He brings with him an exceptional track record of ushering novel therapeutics to the clinic including targeted RNA medicines utilizing lipid-mediated delivery technologies. Mr. Payne’s background includes over 20 years of successful drug discovery experience at Merck Research Labs, DuPont Pharmaceuticals, Bristol-Myers Squibb, Kalypsys, and Nitto Denko Corporation as evidenced by over 40 publications and patents, and several investigational new drug (IND) clinical candidates. His academic training includes a Bachelor’s Degree in Chemistry, magna cum laude from Brigham Young University, a Master of Science in Synthetic Organic Chemistry from the University of Calgary and Executive Training Certification from MIT Sloan School of Management.

Mr. Payne is nominated for re-election on our Board of Directors because of his position as our President and Chief Executive Officer and his significant experience in the pharmaceutical sector. As a member of our executive team, Mr. Payne serves a vital function in the link between management and our Board of Directors, enabling the Board of Directors to perform its oversight function with the benefits of management’s perspective on the business.

Andy Sassine is our Chief Financial Officer and has been since January 2019. Mr. Sassine served as one of our directors until June 2019, was reelected as a director in September 2019, and was a director and Chief Financial Officer of our predecessor since May 2018. Mr. Sassine serves on the Board of Directors of Nasdaq listed iCAD Inc. iCAD Inc. is a leading provider of advanced image analysis, workflow solutions and radiation therapy for early detection and treatment of cancer. Mr. Sassine served in various positions at Fidelity Investments from 1999 to 2012, including, most recently as Portfolio Manager. Between 2004 and 2011, he managed the Fidelity Small Cap Stock Fund, the Fidelity International Small Cap Opportunities Fund and the Fidelity Advisor International Small Cap Opportunities Fund. Mr. Sassine joined Fidelity as a high yield research analyst, covering the Telecommunications, Satellite, Technology, Defense and Aerospace, and Restaurant Industries and in 2001, joined the international group as a research analyst covering small and mid-cap international stocks. Mr. Sassine has been a member of the Henry B. Tippie College of Business, University of Iowa Board of Advisors since 2009 and served on the Board of Trustees at the Clarke Schools for Hearing and Speech between 2009 and 2014. Mr. Sassine earned a Bachelor of Arts degree at the University of Iowa in 1987 and an MBA from the Wharton School at the University of Pennsylvania in 1993.

Mr. Sassine is nominated for re-election on our Board of Directors because of his position as our Chief Financial Officer and his extensive knowledge and experience as a fund manager and board member of other similarly-sized companies.

James Barlow is a member of the Board of Directors of NAHS Holding, Inc., an Employee Stock Ownership Plan company, whose affiliates provide post-acute care, subacute care, short and long-term rehabilitation, and skilled nursing in the United States. Mr. Barlow is a C-level financial executive with more than 30 years of experience leading teams in the successful strategic achievement of financial and operational goals, and expertise in domestic and international operations, financial planning, forecasting and reporting, restructurings, business development and integrations, treasury and investor relations. As an Executive Officer (Principal Accounting Officer) at Allergan, Inc. from January 2002 to March 2015, he oversaw financial due diligence, integration and structuring for all significant asset purchases, sales, business combinations and licensing transactions, the spin-off of Advanced Medical Optics, the $3.3 billion acquisition of Inamed Corporation and more than $4.5 billion in other transactions.

He ensured consistent application of corporate policies and procedures and alignment with global reporting and corporate compliance requirements, made recommendations globally to improve financial operations and participated in robust financial planning/forecasting activities. Prior to joining Allergan, Mr. Barlow served as Chief Financial Officer of Wynn Oil Company, a division of Parker Hannifin Corporation, during 2001, Treasurer and Controller of Wynn’s International, Inc. from 1990 to 2000 and Vice President and Controller of Ford Equipment Leasing Company from 1986 to 1990. From 1983 to 1985 Mr. Barlow worked for the accounting firm Deloitte Haskins and Sells. Mr. Barlow received a Bachelor of Science degree in Accounting, graduating magna cum laude, from Brigham Young University and a Master of Accountancy, graduating with honors—high distinction, from Brigham Young University. He is a certified public accountant (inactive).

Mr. Barlow is the Chairman of our Audit Committee and a member of our Nominating and Corporate Governance and Compensation Committees.

Mr. Barlow is nominated for re-election on our Board of Directors because of his significant experience as an executive and director of a number of companies in the healthcare sector, and because of his financial and accounting expertise.

Dr. Edward W. Holmes has served as a member of our Board of Directors since September 2019. Dr. Holmes is currently a Distinguished Professor of Medicine at the University of California, Vice Chancellor/Dean of Health Sciences Emeritus at the University of California, San Diego, and CEO/President of the Sanford Consortium for Regenerative Medicine. Dr. Holmes became the Executive Deputy Chairman of the Biomedical Research Council and the Executive Chairman of the National Medical Research Council in Singapore in October 2006; he is currently a Senior Fellow in A*STAR and Advisor to the National Research Council of Singapore. He holds an appointment as the Lien Ying Chow Professor of Medicine at the Yong Loo Lin School of Medicine, National University of Singapore. For his contributions to the Singapore government, Dr. Holmes was made an Honorary Citizen in 2011, and he was awarded the President’s Science and Technology Medal in 2017. Dr. Holmes also served on the Council of Advisors for the National Institute for Diabetes, Digestive, and Kidney Diseases of the National Institutes of Health. He served as Chair of the Research Advisory Board of GlaxoSmithKline, on the scientific advisory board of Ajinomoto and on the Board of Directors of Tularik, Inc. He also served on the Grand Challenges Explorations Innovation Review Panel for the Gates Foundation. He has been elected to membership in the American Society for Clinical Investigation, the Association of American Physicians, Fellow of the American Association for the Advancement of Science, and a member of the United States National Academy of Medicine. Dr. Holmes holds a Doctor of Medicine degree from the University of Pennsylvania.

Dr. Holmes is nominated for re-election on our Board of Directors because of his significant experience in research, medicine and genetics.

Dr. Magda Marquet is an experienced and highly-regarded leader in the life sciences industry with a very successful track record in entrepreneurship. Dr. Marquet has a true passion for creating a winning corporate culture of innovation and expertise in strategic growth and corporate governance. She co-founded Althea Technologies in 1998, and led the company as co-CEO for ten years. Althea Technologies was successfully acquired by Ajinomoto in 2013. She is also the co-Founder of AltheaDx, a commercial stage precision medicine company with the world’s leading pharmacogenomics test for anxiety and depression. She is co-Founder and co-CEO of ALMA Life Sciences, an early stage investment firm focusing on the creation and growth of innovative healthcare companies with an overall focus on prevention. In addition, Dr. Marquet serves as a Board member of Pfenex (PFNX), Senté, Matrisys Bioscience, HUYA and Independa. She is an advisor to Mesa Verde Venture Partners and City National Bank. Dr. Marquet plays a pivotal role in developing San Diego’s entrepreneurial ecosystem where she serves on several non-profit boards. Dr. Marquet has over three decades of experience in the biotechnology industry in the United States and Europe. Prior to starting Althea Technologies, Dr. Marquet held management positions at Vical, Amylin Pharmaceuticals, Protein Polymer Technologies, Syntro Corporation and Transgene. She holds a Ph.D. in Biochemical Engineering from INSA/University of Toulouse, France. Dr. Marquet has received numerous awards throughout her career including the Regional Ernst & Young Entrepreneur of the Year award in the Life Sciences category, the Athena Pinnacle award, and the Director of the Year award (Corporate Governance) from the Corporate Directors Forum. Under her leadership, Althea Technologies received several Best Companies to Work For awards. Dr. Marquet is the first woman to be inducted into the CONNECT Entrepreneur Hall of Fame.

Dr. Marquet is the Chairwoman of our Compensation Committee and a member of our Nominating and Corporate Governance and Audit Committees.

Dr. Marquet is nominated for re-election on our Board of Directors because of her significant experience as an executive and director of a number of companies in the life sciences sector, and because of her management and clinical expertise.

Karah Parschauer serves as the General Counsel and Executive Vice President of Ultragenyx Pharmacetuical Inc. (“Ultragenyx”), a significant stockholder of ours, since June 2016. In such capacity, Ms. Parschauer leads Ultragenyx’s legal, compliance and government affairs functions. Since July 2019, Ms. Parschauer has been a director of Evolus, Inc. (EOLS). Prior to Ultragenyx, Ms. Parschauer most recently served as Vice President, Associate General Counsel, at Allergan plc, a pharmaceutical company, from June 2005 until June 2016. Prior to Allergan, Ms. Parschauer was an attorney at Latham & Watkins LLP. Ms. Parschauer holds a B.A from Miami University and a J.D. from Harvard Law School.

Ms. Parschauer was first nominated to our Board of Directors as the designee of Ultragenyx. Ms. Parschauer is nominated for re-election on our Board of Directors because of our agreement with Ultragenyx to nominate one of its designees to our Board of Directors, her significant experience as an executive in the life sciences sector, and because of legal expertise.

Director Independence

The listing rules of Nasdaq require us to maintain a Board of Directors comprised of a majority of independent directors, as determined affirmatively by our Board of Directors. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of our audit, compensation and nominating and governance committees must be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under the Nasdaq listing rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out his or her responsibilities.

Our Board of Directors has undertaken a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of Dr. Farrell, Mr. Barlow, Dr. Holmes and Dr. Marquet, representing four of our seven directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that they each are an “independent director” as that term is defined under the Nasdaq listing rules. Mr. Payne is not considered independent due to his position as our President and Chief Executive Officer. Mr. Sassine is not considered independent due to his position as our Chief Financial Officer. Ms. Parschauer is not considered independent due to her affiliation with Ultragenyx.

In making these determinations, our Board of Directors considered the relationships that each nonemployee director has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including consulting relationships, family relationships and the beneficial ownership of our capital stock by each non-employee director.

Board Leadership Structure

Our Board of Directors is currently chaired by Dr. Farrell. Our Board of Directors believes that Arcturus and its stockholders are currently best served by this leadership structure. As Chairman, Dr. Farrell promotes unified leadership and direction for our Board of Directors and management and provides the critical leadership necessary for carrying out our strategic initiatives. Dr. Farrell, together with our Board of Director’s strong committee system and independent directors, allows our Board of Directors to maintain effective oversight of our business operations, including independent oversight of our financial statements, executive compensation, selection of director candidates, and corporate governance programs. We believe our current Board of Directors’ leadership structure enhances its ability to effectively carry out its roles and responsibilities on behalf of our stockholders.

Role of Board in Risk Oversight Process

Our Board of Directors has an active role, as a whole and also at the committee level, in overseeing risk management. Our Board of Directors is responsible for general oversight and regular review of risk management, including financial, strategic, and operational risks. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and whether our compensation policies and programs have the potential to encourage excessive risk taking. The audit committee is responsible for overseeing the management of risks relating to accounting matters and financial reporting. The nominating and corporate governance committee is responsible for overseeing our corporate governance practices and the management of risks associated with Board of Directors independence and potential conflicts of interest. Although each committee is responsible for evaluating and overseeing the management of certain risks, the entire Board of Directors is regularly informed through discussions from committee members about such risks. The Board of Directors believes its leadership structure is consistent with and supports the administration of its risk oversight function.

Board Meetings and Committees

During our fiscal year ended December 31, 2018, our Board of Directors held eleven meetings (including regularly scheduled and special meetings), and each director attended at least 90% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he or she served.

Our Board of Directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each of the committees of our Board of Directors is described below.

Audit Committee

Our audit committee members currently consist of Mr. Barlow, Dr. Farrell and Dr. Marquet. Mr. Barlow serves as the chairman. Each of the members of our audit committee is an independent director under the Nasdaq listing rules, satisfies the additional independence criteria for audit committee members and satisfies the requirements for financial literacy under the Nasdaq listing rules and Rule 10A-3 of the Exchange Act, as applicable.

Our Board of Directors has also determined that Mr. Barlow qualifies as an audit committee financial expert within the meaning of the applicable rules and regulations of the SEC and satisfies the financial sophistication requirements of the Nasdaq listing rules.

Our audit committee oversees our corporate accounting and financial reporting process and assists our Board of Directors in monitoring our financial systems and our legal and regulatory compliance. Our audit committee also:

•	oversees the work of our independent auditors;

•	approves the hiring, discharging and compensation of our independent auditors;

•	approves engagements of the independent auditors to render any audit or permissible non-audit services;

•	reviews the qualifications, independence and performance of the independent auditors;

•	reviews our financial statements and our critical accounting policies and estimates;

•	reviews the adequacy and effectiveness of our internal controls;

•	reviews our policies with respect to risk assessment and risk management;

•	reviews and monitors our policies and procedures relating to related person transactions; and

•	reviews and discusses with management and the independent auditors the results of our annual audit, our quarterly financial statements and our publicly filed reports.

Our audit committee operates under a written charter approved by our Board of Directors and that satisfies the applicable rules and regulations of the SEC and the listing requirements of Nasdaq. The charter is available on the corporate governance section of our website, which is located at http://ir.arcturusrx.com/governance-highlights. Our audit committee held seven meetings during 2018.

Compensation Committee

The members of our compensation committee are Dr. Marquet, Mr. Barlow and Dr. Farrell. Dr. Marquet is currently the chairman of our compensation committee. Our Board of Directors has determined that each member of our compensation committee is an independent director under the current rules of Nasdaq, satisfies the additional independence criteria for compensation committee members under Rule 10C-1 of the Exchange Act and the Nasdaq listing rules, is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and is an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Our compensation committee oversees our corporate compensation programs. The compensation committee also:

•	reviews and recommends for Board of Directors approval policies, plans and arrangements relating to compensation and benefits of our officers and employees;

•	reviews and recommends for Board of Directors approval corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers;

•	evaluates the performance of our executive officers in light of established goals and objectives;

•	recommends compensation of our executive officers based on its evaluations;

•	reviews and discusses with management the compensation disclosures required by SEC rules;

•	engages a compensation consultant, legal counsel or other external advisors to advise on executive compensation and assess the independence of executive officers in accordance with Nasdaq;

•	evaluates whether any compensation consultant, legal counsel or other external advisor has a conflict of interest in accordance with the SEC rules; and

•	prepares the annual compensation committee report required by SEC rules.

Our compensation committee operates under a written charter approved by our Board of Directors and that satisfies the applicable rules and regulations of the SEC and the listing requirements of Nasdaq. The charter is available on the corporate governance section of our website, which is located at http://ir.arcturusrx.com/governance-highlights. Our compensation committee held three meetings during 2018.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Dr. Farrell, Mr. Barlow and Dr. Marquet. Dr. Farrell is the chairman of our nominating and governance committee. Our Board of Directors has determined that each member of our nominating and governance committee is independent under the Nasdaq listing rules.

Our nominating and corporate governance committee oversees and assists our Board of Directors in reviewing and recommending nominees for election as directors. The nominating and corporate governance committee also:

•	evaluates and makes recommendations regarding the organization and governance of our Board of Directors and its committees;

•	assesses the performance of members of our Board of Directors and makes recommendations regarding committee and chair assignments;

•	recommends desired qualifications for Board of Directors membership and conducts searches for potential members of our Board of Directors; and

•	reviews and makes recommendations with regard to our corporate governance guidelines.

Our nominating and corporate governance committee operates under a written charter approved by our Board of Directors and that satisfies the applicable rules and regulations of the SEC and the listing requirements of Nasdaq.

The charter is available on the corporate governance section of our website, which is located at http://ir.arcturusrx.com/governance-highlights. Our nominating and corporate governance committee held two meetings during 2018.

Considerations in Evaluating Director Nominees

In its evaluation of director candidates, including the member or members of the Board of Directors eligible for reelection, our nominating and corporate governance committee will consider the following:

•	The current size and composition of our Board of Directors and the needs of the Board of Directors and its respective committees;

•

Factors such as character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments, and the like. Our nominating and corporate governance committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors; and

•	Other factors that our nominating and corporate governance committee may consider appropriate.

The nominating and corporate governance committee also focuses on issues of diversity, such as diversity in experience, international perspective, background, expertise, skills, age, gender, and ethnicity. The nominating and corporate governance committee does not have a formal policy with respect to diversity; however, our Board of Directors and the nominating and corporate governance committee believe that it is essential that members of our Board of Directors represent diverse viewpoints. Any nominee for a position on the Board of Directors must satisfy the following minimum qualifications:

•	The highest levels of personal and professional ethics and integrity;

•	Proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;

•	Skills that are complementary to those of the existing Board of Directors;

•	The ability to assist and support management and make significant contributions to the Company’s success; and

•	An understanding of the fiduciary responsibilities required of a member of the Board of Directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

If our nominating and corporate governance committee determines that an additional or replacement director is required, the committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, Board of Directors or management.

After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full Board of Directors the director nominee. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors and our Board of Directors has the final authority in determining the selection of director candidates for nomination to our Board of Directors.

Requirements for Stockholder Recommendations of a Candidate to our Board

It is the policy of our nominating and governance committee to consider recommendations for candidates to our Board of Directors from our stockholders. A stockholder that wishes to recommend a candidate for consideration by the committee as a potential candidate for director must direct the recommendation in writing to Arcturus Therapeutics Holdings Inc., 10628 Science Center Drive, Suite 250, San Diego, California 92121, Attention: Corporate Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between us and the candidate and evidence of the recommending stockholder’s ownership of our stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for Board of Directors membership, including character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, potential conflicts of interest, other commitments and personal references. Our nominating and governance committee will consider the recommendation but will not be obligated to take any further action with respect to the recommendation.

Communications with the Board of Directors

In cases where stockholders or other interested parties wish to communicate directly with our non-management directors, messages can be sent to Arcturus Therapeutics Holdings Inc., 10628 Science Center Drive, Suite 250, San Diego, California 92121, Attention: Corporate Secretary. Our corporate secretary monitors these communications and will provide a summary of all received messages to the Board of Directors at each regularly scheduled meeting of the Board of Directors. Our Board of Directors generally meets on a quarterly basis. Where the nature of a communication warrants, our corporate secretary may determine, in his judgment, to obtain the more immediate attention of the appropriate committee of the Board of Directors, non-management directors, independent advisors or our management, as our corporate secretary considers appropriate.

Our corporate secretary may decide in the exercise of his or her judgment whether a response to any stockholder or interested party communication is necessary.

This procedure for stockholder and other interested party communications with the non-management directors is administered by our nominating and corporate governance committee. This procedure does not apply to (i) communications to non-management directors from our officers or directors who are stockholders or (ii) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Director Attendance at Annual Meetings

We do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of stockholders. We encourage, but do not require, directors to attend. All of our current Board of Directors serving at the time of our 2018 annual meeting of our predecessor attended its 2018 annual meeting.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. A copy of the code of business conduct and ethics is available on the corporate governance section of our website, which is located at http://ir.arcturusrx.com/governance-highlights. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website.

Director Compensation

Cash Compensation. In 2018, the Compensation Committee conducted a review of the Company’s director cash compensation structure, including a review of the cash remuneration received by directors of other companies that are comparably situated to the Company. On the basis of that review and comparison, the Compensation Committee and the Board of Directors concluded that non-employee directors should be compensated for their particular contribution, time and efforts as members of the Board or a committee thereof as follows, pursuant to a policy which was approved by shareholders in 2018:

•	Annual fees: An annual fee of (i) $20,000 for service on the Board; and (ii) $5,000 for service on each Board Committee for which her or she serves as a member; and

•	Chairman fee: An annual fee of (i) $15,000 for service as Chairman of the Board; and (ii) $5,000 for service as Chairman of a Board Committee

Equity Compensation. In 2018, the Compensation Committee and the Board of Directors conducted a review of the equity-based compensation of our then currently serving directors, and determined that it would be appropriate and in the Company’s best interest to award its non-employee directors equity-based compensation. Consistent with the Company’s Amended and Restated Compensation Policy (the “Compensation Policy”) and proposals approved by shareholders in 2018, (i) options to purchase 20,000 shares will be awarded to new non-employee directors as an inducement award and (ii) options to purchase 10,000 shares will be awarded to non-employee directors as annual ongoing equity compensation, which amount was increased by the Compensation Committee in 2019 to 15,000 shares annually. These equity grants are in addition to the cash compensation discussed above.

Following the annual meeting of Company stockholders in October, the Company expects to make annual grants for existing directors and annual and inducement grants for new directors consistent with the Compensation Policy.

Director Compensation

The following table and related footnotes show the compensation paid during the year ended December 31, 2018 to our non-employee directors.

	Fees Earned
	or Paid in	Option	All Other
Name	Cash ($)	Awards ($)	Compensation ($)	Total ($)
Dr. Peter Farrell (1)	18,887	164,776	—	183,663
Mr. James Barlow (1)	13,736	164,776	—	178,512
Dr. Magda Marquet (1)	12,019	164,776	—	176,795
Dr. Stuart Collinson (2)	18,000	—	—	18,000
Mr. Daniel Geffken (2)	27,708	—	—	27,708
Dr. David Shapiro (2)	23,958	—	—	23,958
Mr. Craig Willett (2)	35,167	—	50,000(3)	85,167

(1)	These individuals started serving on our Board of Directors on May 27, 2018.
(2)	These individuals served on our Board of Directors until May 27, 2018.
(3)	Represents a one-time payment to Mr. Willett for his services provided in 2017 in connection with the reverse merger.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

Our Board of Directors is currently composed of seven directors. At the annual meeting, each director will be elected to our Board of Directors by the holders of our common stock. Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation or removal.

Nominees for Director

Our nominating and corporate governance committee recommended for nomination and our Board of Directors nominated each of Dr. Peter Farrell, Joseph E. Payne, Andy Sassine, James Barlow, Dr. Edward W. Holmes, Dr. Magda Marquet and Karah Parschauer for election as a director at the annual meeting. If elected, each will serve as a director until our next annual meeting and until his or her respective successor is duly elected and qualified. For more information concerning each of Dr. Peter Farrell, Joseph E. Payne, Andy Sassine, James Barlow, Dr. Edward W. Holmes, Dr. Magda Marquet and Karah Parschauer, please see the section entitled “Board of Directors and Corporate Governance.”

Each of Dr. Peter Farrell, Joseph E. Payne, Andy Sassine, James Barlow, Dr. Edward W. Holmes, Dr. Magda Marquet and Karah Parschauer has agreed to serve if elected, and management has no reason to believe that he or she will be unavailable to serve. In the event he or she is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for any nominee who may be proposed by the nominating and governance committee and designated by the present Board of Directors to fill the vacancy.

Required Vote

The directors elected to the Board of Directors will be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy and entitled to vote on the election of a director. In other words, if each of Dr. Peter Farrell, Joseph E. Payne, Andy Sassine, James Barlow, Dr. Edward W. Holmes, Dr. Magda Marquet and Karah Parschauer receives a single “FOR” vote, he or she will be elected as a director. Shares represented by executed proxies will be voted, if authority to do so is not expressly withheld, for the election of each of Dr. Peter Farrell, Joseph E. Payne, Andy Sassine, James Barlow, Dr. Edward W. Holmes, Dr. Magda Marquet and Karah Parschauer as a director. Broker non-votes will have no effect on this proposal.

Board Recommendation

Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of Dr. Peter Farrell, Joseph E. Payne, Andy Sassine, James Barlow, Dr. Edward W. Holmes, Dr. Magda Marquet and Karah Parschauer as a director.

PROPOSAL NUMBER 2

APPROVAL OF 2019 OMNIBUS EQUITY INCENTIVE PLAN

AND RATIFICATION OF GRANTS THEREUNDER

Background

We are asking our stockholders to approve our 2019 Omnibus Equity Incentive Plan in order to allow us to continue to grant equity-based compensation awards to incentivize and retain our key employees and other service providers. The 2019 Omnibus Equity Incentive Plan will replace our 2018 Equity Incentive Plan (the “2018 Plan”), and no further awards will be granted under the 2018 Plan. As a result of the reincorporation of the Company from Israel to Delaware, all outstanding awards under the 2018 Plan were converted to awards under the 2019 Omnibus Equity Incentive Plan.

A description of the material terms of 2019 Omnibus Equity Incentive Plan is set forth below. The statements made in this Proposal No. 2 concerning the terms and provisions of the 2019 Omnibus Equity Incentive Plan are summaries and do not purport to be a complete recitation of the 2019 Omnibus Equity Incentive Plan provisions. These statements are qualified in their entirety by express reference to the full text of the 2019 Omnibus Equity Incentive Plan, a copy of which is attached to this proxy statement as Appendix A and is incorporated by reference herein. In December 2018, effective January 1, 2019, the Company’s Board of Directors approved the grant of options to purchase 100,000 ordinary shares to Andy Sassine as inducement for his acceptance of the position of Chief Financial Officer. In addition, in February 2019, the Board of Directors approved the grant of options to purchase 60,000 ordinary shares to Joseph E. Payne, the Company’s President and Chief Executive Officer, as part of its year end evaluation of officers and employees. Under applicable Israel law, grants of equity to officers of the Company required approval of the stockholders of the Company. Following the reincorporation of the Company from Israel to Delaware, such approval requirement was no longer applicable. The approval by the stockholders of 2019 Omnibus Equity Incentive Plan will also have the effect of approving and ratifying the previous grants by the Board of options to purchase common stock to Mr. Sassine and Mr. Payne.

Summary of the 2019 Omnibus Equity Incentive Plan

General

The 2019 Omnibus Equity Incentive Plan will cover the grant of awards to our employees (including officers), non-employee consultants and non-employee directors and those of our affiliates. For purposes of the 2019 Omnibus Equity Incentive Plan, our affiliates include any corporation, partnership, limited liability company, joint venture or other entity, with respect to which we, directly or indirectly, own either (i) stock of a corporation possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (ii) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of any non-corporate entity.

We expect that the compensation committee of the Board of Directors will administer the 2019 Omnibus Equity Incentive Plan. The committee may delegate any or all of its administrative authority to our Chief Executive Officer or to a management committee except with respect to awards to executive officers who are subject to Section 16 of the Exchange Act. In addition, the full Board of Directors must serve as the committee with respect to any awards to our non-employee directors.

Up to a maximum of 2.6 million shares of our common stock may be delivered in settlement of awards granted under the 2019 Omnibus Equity Incentive Plan initially. The stock delivered to settle awards made under the 2019 Omnibus Equity Incentive Plan may be authorized and unissued shares or treasury shares, including shares repurchased by us for purposes of the 2019 Omnibus Equity Incentive Plan. If any shares subject to any award granted under the 2019 Omnibus Equity Incentive Plan (other than a substitute award as described below) is forfeited or otherwise terminated without delivery of such shares (or if such shares are returned to us due to a forfeiture restriction under such award), the shares subject to such awards will again be available for issuance under the 2019 Omnibus Equity Incentive Plan. However, any shares that are withheld or applied as payment for shares issued upon exercise of an award or for the withholding or payment of taxes due upon exercise of the award will continue to be treated as having been delivered under the 2019 Omnibus Equity Incentive Plan and will not again be available for grant under the 2019 Omnibus Equity Incentive Plan. Upon settlement of any stock appreciation rights, or SARs, the number of shares underlying the portion of the SARs that is exercised will be treated as having been delivered for purposes of determining the maximum number of shares available for grant under the 2019 Omnibus Equity Incentive Plan and shall not again be treated as available for issuance under the 2019 Omnibus Equity Incentive Plan.

If a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving us or repurchase or exchange of our shares or other securities, or other rights to purchase shares of our securities or other similar transaction or event affects our common stock such that the committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits (or potential benefits) provided to grantees under the 2019 Omnibus Equity Incentive Plan, the committee will make an equitable change or adjustment as it deems appropriate in the number and kind of securities subject to awards (whether or not then outstanding) and the related exercise price relating to an award in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2019 Omnibus Equity Incentive Plan.

Types of Awards

The 2019 Omnibus Equity Incentive Plan permits the granting of any or all of the following types of awards to all grantees:

•	stock options, including incentive stock options (“ISOs”);

•	stock appreciation rights (“SARs”);

•	restricted shares;

•	deferred stock and restricted stock units;

•	performance units and performance shares;

•	dividend equivalents;

•	bonus shares; and

•	other stock-based awards.

Generally, awards under the 2019 Omnibus Equity Incentive Plan are granted for no consideration other than prior and future services. Awards granted under the 2019 Omnibus Equity Incentive Plan may, in the discretion of the committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the 2019 Omnibus Equity Incentive Plan or other plan of ours; provided, however, that if an SAR is granted in tandem with an ISO, the SAR and ISO must have the same grant date and term and the exercise price of the SAR may not be less than the exercise price of the ISO. The material terms of each award will be set forth in a written award agreement between the grantee and us.

Stock Options and SARs

The committee is authorized to grant SARs and stock options (including ISOs except that an ISO may only be granted to an employee of ours or one of our subsidiary corporations). A stock option allows a grantee to purchase a specified number of shares of our common stock at a predetermined price per share (the “exercise price”) during a fixed period measured from the date of grant. An SAR entitles the grantee to receive the excess of the fair market value of a specified number of shares on the date of exercise over a predetermined exercise price per share. The exercise price of an option or an SAR will be determined by the committee and set forth in the applicable award agreement but the exercise price may not be less than the fair market value of a share of common stock on the grant date. The term of each option or SAR is determined by the committee and set forth in the applicable award agreement, except that the term may not exceed 10 years. Options may be exercised by payment of the purchase price through one or more of the following means: payment in cash (including personal check or wire transfer), by delivering shares of our common stock previously owned by the grantee, or with the approval of the committee, by delivery of shares of our common stock acquired upon the exercise of such option or by delivering restricted shares. The committee may also permit a grantee to pay the exercise price of an option through the sale of shares acquired upon exercise of the option through a broker-dealer to whom the grantee has delivered irrevocable instructions to deliver sales proceeds sufficient to pay the purchase price to us. The grant of ISOs is contingent upon stockholder approval of the 2019 Omnibus Equity Incentive Plan within 12 months of its adoption by our Board of Directors.

Restricted Shares

The committee may award restricted shares consisting of shares of our common stock which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the committee lapse. The vesting conditions may be service-based (i.e., requiring continuous service for a specified period) or performance-based (i.e., requiring achievement of certain specified performance objectives) or both. A grantee receiving restricted shares will have all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends, except as otherwise provided in the applicable award agreement. Upon termination of the grantee’s affiliation with us during the restriction period (or, if applicable, upon the failure to satisfy the specified performance objectives during the restriction period), the restricted shares will be forfeited as provided in the applicable award agreement.

Deferred Stock and Restricted Stock Units

The committee may also grant deferred stock awards and/or restricted stock unit awards. A deferred stock award is the grant of a right to receive a specified number of shares of our common stock at the end of specified deferral periods or upon the occurrence of a specified event, which satisfies the requirements of Section 409A of the Code. A restricted stock unit award is the grant of a right to receive a specified number of shares of our common stock upon lapse of a specified forfeiture condition (such as completion of a specified period of service or achievement of certain specified performance objectives). If the service condition and/or specified performance objectives are not satisfied during the restriction period, the award will lapse without the issuance of the shares underlying such award.

Restricted stock units and deferred stock awards carry no voting or other rights associated with stock ownership until the shares underlying the award are delivered in settlement of the award. The applicable award agreement will provide whether grantees may receive dividend equivalents with respect to restricted stock units or deferred stock, and if so, whether such dividend equivalents are distributed when credited or deemed to be reinvested in additional shares of restricted stock units or deferred stock.

Performance Units

The committee may grant performance units, which entitle a grantee to cash or shares conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the committee and reflected in the applicable award agreement. The initial value of a performance unit will be determined by the committee at the time of grant. The committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the applicable award agreement.

Performance Shares

The committee may grant performance shares, which entitle a grantee to a certain number of shares of common stock, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the committee and reflected in the applicable award agreement. The committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the applicable award agreement.

Bonus Shares

The committee may grant fully vested shares of our common stock as bonus shares in recognition of past performance or as an inducement to become an employee, non-employee consultant or director on such terms and conditions as specified in the applicable award agreement.

Dividend Equivalents

The committee is authorized to grant dividend equivalents, which provide a grantee the right to receive payment equal to the dividends paid on a specified number of shares of our common stock. Dividend equivalents may be paid directly to grantees or may be deferred for later delivery under the 2019 Omnibus Equity Incentive Plan. If deferred such dividend equivalents may be credited with interest or may be deemed to be invested in shares of our common stock or in other property.

Other Stock-Based Awards

The 2019 Omnibus Equity Incentive Plan authorizes the committee to grant awards that are valued in whole or in part by reference to or otherwise based on our securities. The committee determines the terms and conditions of such awards, including whether awards are paid in shares or cash.

Merger, Consolidation or Similar Corporate Transaction

If there is a merger or consolidation of us with or into another corporation or a sale of substantially all of our stock, or, collectively, a Corporate Transaction, and the outstanding awards are not assumed by surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company), the committee will cancel any outstanding awards that are not vested and non-forfeitable as of the consummation of such Corporate Transaction (unless the committee accelerates the vesting of any such awards) and with respect to any vested and non-forfeitable awards, the committee may either (i) allow all grantees to exercise options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding awards (including options and SARs) in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the grantee would have received (net of the exercise price with respect to any options or SARs) if the vested awards were settled or distributed or such vested options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. If an exercise price of the option or SAR exceeds the fair market value of our common stock and the option or SAR is not assumed or replaced by the surviving company (or its parent company), such options and SARs will be cancelled without any payment to the grantee.

Amendment to and Termination of the 2019 Omnibus Equity Incentive Plan

The 2019 Omnibus Equity Incentive Plan may be amended, altered, suspended, discontinued or terminated by our Board of Directors without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of any stock exchange or automated quotation system on which the common stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the 2019 Omnibus Equity Incentive Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of grantees on such approval, although our Board of Directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.

In addition, subject to the terms of the 2019 Omnibus Equity Incentive Plan, no amendment or termination of the 2019 Omnibus Equity Incentive Plan may materially and adversely affect the right of a grantee without the consent of the grantee under any award granted under the 2019 Omnibus Equity Incentive Plan.

Unless earlier terminated by our Board of Directors, the 2019 Omnibus Equity Incentive Plan will terminate when no shares remain reserved and available for issuance or, if earlier, on the tenth anniversary of the effective date of the 2019 Omnibus Equity Incentive Plan.

Federal Income Tax Consequences

The following discussion summarizes the certain Federal income tax consequences of the 2019 Omnibus Equity Incentive Plan based on current provisions of the Code, which are subject to change. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular grantee based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A or golden parachute excise taxes under Code Section 4999), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all grantees to consult their own tax advisors concerning the tax implications of awards granted under the 2019 Omnibus Equity Incentive Plan.

Options. A recipient of a stock option will not have taxable income upon the grant of the stock option. For stock options that are not incentive stock options, the grantee will recognize ordinary income upon exercise in an amount equal to the value of any cash received, plus the difference between the fair market value of the freely transferable and non-forfeitable shares received by the grantee on the date of exercise and the exercise price. The grantee’s tax basis in such shares will be the fair market value of such shares on the date the option is exercised. Any gain or loss recognized upon any later disposition of the shares generally will be a long-term or short-term capital gain or loss.

The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the grantee, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the grantee on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the grantee holds the shares for the legally-required period (currently two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally-required period, the grantee will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price. If the grantee holds the shares for the legally required holding period, the grantee’s tax basis in such shares will be the exercise price paid for the shares.

Generally, a company can claim a Federal income tax deduction equal to the amount recognized as ordinary income by a grantee in connection with the exercise of a stock option, but not relating to a grantee’s capital gains. Accordingly, we will not be entitled to any tax deduction with respect to an incentive stock option if the grantee holds the shares for the legally-required period.

Restricted Shares. Unless a grantee makes the election described below, a grant of restricted shares will not result in taxable income to the grantee or a deduction for us in the year of grant. The value of such restricted shares will be taxable to a grantee as ordinary income in the year in which the restrictions lapse. Alternatively, a grantee may elect to treat as income in the year of grant the fair market value of the restricted stock on the date of grant, provided the grantee makes the election within 30 days after the date of such grant. If such an election were made, the grantee would not be allowed to deduct at a later date the amount included as taxable income if the grantee should forfeit the shares of restricted stock. The amount of ordinary income recognized by a grantee is deductible by us in the year such income is recognized by the grantee, provided such amount constitutes reasonable compensation to the grantee. If the election described above is not made, then prior to the lapse of restrictions, dividends paid on the shares subject to such restrictions will be taxable to the grantee as additional compensation in the year received, and we will be allowed a corresponding deduction.

Other Awards. Generally, when a grantee receives payment in settlement of any other award granted under the 2019 Omnibus Equity Incentive Plan, the amount of cash and the fair market value of the shares received will be ordinary income to such grantee, and we will be allowed a corresponding deduction for Federal income tax purposes.

Generally, when a grantee receives payment with respect to dividend equivalents, the amount of cash and the fair market value of any shares or other property received will be ordinary income to such grantee. We will be entitled to a Federal income tax deduction in an amount equal to the amount the grantee includes in income.

If the grantee is an employee or former employee, the amount the grantee recognizes as ordinary income in connection with an award (other than an incentive stock option) is subject to tax withholding.

Limitations on Deductions. Code Section 162(m) as amended by the Tax Cuts and Jobs Act, limits the Federal income tax deductibility of compensation paid to any covered employee to $1 million per fiscal year. A “covered employee” is any individual who (i) is our principal executive officer or principal financial officer at any time during the then current fiscal year, (ii) is one of the three highest paid named executive officers (other than the principal executive officer or principal financial officer) during the then current fiscal year or (iii) was a covered employee in any prior fiscal year beginning after December 31, 2016. Prior to 2018, an exception to the limitation on the deductibility of compensation applied for performance-based compensation. The performance-based compensation exception to the limitation on the deductibility of compensation in excess of $1 million was repealed with respect to any compensation paid in any fiscal year commencing on or after December 31, 2017, except that a transition rule provides that the amendments to Section 162(m) of the Code enacted in the Tax Cuts and Jobs Act do apply to any compensation which is provided pursuant to a written binding contract in effect on November 2, 2017 and which was not materially modified at any time after November 2, 2017.

Deferred Compensation. Under Section 409A of the Code. Any award that is deemed to be a deferral arrangement (excluding certain exempted short-term deferrals) will be subject to Code Section 409A. Generally, Code Section 409A imposes accelerated inclusion in income and tax penalties on the recipient of deferred compensation that does not satisfy the requirements of Code Section 409A. Options and restricted shares granted under the 2019 Omnibus Equity Incentive Plan will typically be exempt from Code Section 409A. Other awards may result in the deferral of compensation. Awards under the 2019 Omnibus Equity Incentive Plan that may result in the deferral of compensation are intended to be structured to meet applicable requirements under Code Section 409A. Certain grantee elections and the timing of distributions relating to such awards must also meet requirements under Code Section 409A in order for income taxation to be deferred and tax penalties avoided by the grantee upon vesting of the award.

2019 Omnibus Equity Incentive Plan Benefits

Other than as set forth in the table below, in view of the discretionary authority vested in the Compensation Committee and the Board of Directors under the 2019 Omnibus Equity Incentive Plan and because any benefit under the 2019 Omnibus Equity Incentive Plan may depend on a variety of factors, including the value of our common stock from time to time, it is not possible to estimate or determine the number of shares or the value of any awards that may be made to any of our directors, executive officers or employees under the 2019 Omnibus Equity Incentive Plan, if approved by our stockholders.

The following awards of options to purchase common stock granted to directors, executive officers and non-executive employees under the 2018 Plan and 2019 Omnibus Equity Incentive Plan remain subject to approval of the 2019 Omnibus Equity Incentive Plan by our stockholders. These exercise prices were set according to the closing price quoted on the Nasdaq Global Market on the date of grant.

Plan Name: 2019 Omnibus Equity Incentive Plan

	Name	Position	Number of Units	Type of Units	Weighted Average Exercise Price ($)	Value ($) (1)
	Joseph E. Payne	Chief Executive Officer and President	180,000	Options	$7.00	$4.65
	Andy Sassine	Chief Financial Officer	136,250	Options	$5.45	$3.60
	Padmanabh Chivukula	Chief Scientific Officer and Chief Operating Officer	120,000	Options	$7.00	$4.65
Total Granted by Group

Executive Group			436,250	Options	$6.51	$4.32
Non-Executive Director Group			97,500	Options	$8.00	$5.07
Non-Executive Officer Employee Group			834,626	Options	$7.02	$4.49

Total Granted			1,368,376	Options	$6.93	$4.48

(1)

The grant date fair value for option awards is determined using the Black-Scholes method based on an exercise price per share equal to the price per share quoted on the Nasdaq Global Market on the date of grant, discount rate, and annualized volatility of common stock, among other inputs.

Required Vote

The approval of our 2019 Omnibus Equity Incentive Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the annual meeting and will have the same effect as a vote against the proposal.

Board Recommendation

Our Board of Directors recommends a vote “FOR” the approval of our 2019 Omnibus Equity Incentive Plan.

PROPOSAL NUMBER 3

TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE RESOLUTION APPROVING THE

COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with Section 14A of the Exchange Act and the related rules of the SEC, the Company is asking its stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the principles, policies and practices described in this proxy statement. Accordingly, the following advisory resolution is submitted for stockholder vote at the annual meeting:

RESOLVED, that the stockholders of Arcturus Therapeutics Holdings Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables regarding named executive officer compensation and the narrative disclosures that accompany the compensation tables.

Although the “say-on-pay” vote is non-binding, the Board of Directors and the Compensation Committee will carefully review and consider the voting results when evaluating our named executive officer compensation program.

Required Vote

The Say on Pay Proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the annual meeting and will have the same effect as a vote against the proposal.

Board Recommendation

Our Board of Directors recommends a vote “FOR” the approval of the non-binding advisory resolution approving the Company’s Named Executive Officer compensation.

PROPOSAL NUMBER 4

TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE FREQUENCY OF FUTURE NON-

BINDING ADVISORY VOTES ON RESOLUTIONS APPROVING FUTURE NAMED

EXECUTIVE OFFICER COMPENSATION

In Proposal 3 above, the Company is asking its stockholders to vote on a non-binding advisory resolution on named executive officer compensation and the Company will provide this type of advisory vote at least once every three years. Pursuant to Section 14A of the Exchange Act and the related rules of the SEC, in this Proposal 4 the Company is asking its stockholders to vote on the frequency of future non-binding advisory votes on named executive officer compensation.

The Board of Directors believes that an advisory vote on executive compensation every three years is the most appropriate policy for the Company at this time, and recommends that stockholders vote for future non-binding advisory votes on named executive officer compensation to occur every three years. While our named executive officer compensation programs are designed to promote a long-term connection between pay and performance, and the Board of Directors recognizes that named executive officer compensation disclosures are made annually, the rules of the Securities and Exchange Commission permit the Company to solicit this advisory vote only every three years and the Company believes that management time and attention is better served by soliciting this advisory vote only every three years.

Pursuant to this non-binding advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation, stockholders will be able to specify one of four choices for this proposal on the proxy card or voting instruction: one year, two years, three years or abstain. Stockholders are not voting to approve or disapprove the Board of Director’s recommendation. The vote is non-binding on the Board of Directors. Nevertheless, the Board of Directors and the Compensation Committee will carefully review the voting results. Notwithstanding the Board of Directors’ recommendation and the outcome of the stockholder vote, the Board of Directors may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

Required Vote

The Say When on Pay Proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote thereon to be approved. You may vote for the frequency of the Say When on Pay Proposal as “ONE YEAR,” “TWO YEARS,” “THREE YEARS,” or you may vote “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the annual meeting and will have the same effect as a vote against the proposal

Board Recommendation

Our Board of Directors recommends a vote for “THREE YEARS” as the preferred frequency of the non-binding advisory resolution approving the Company’s Named Executive Officer compensation.

PROPOSAL NUMBER 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed E&Y as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2019.

Notwithstanding such appointment and even if our stockholders ratify such appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of Arcturus and its stockholders. Our audit committee is submitting the appointment of E&Y to our stockholders because we value our stockholders’ views on such appointment and as a matter of good corporate governance. If the appointment is not ratified by our stockholders, our audit committee may consider appointing another independent registered public accounting firm. A representative of E&Y is expected to attend the annual meeting, where he or she will be available to respond to appropriate questions and, if he or she desires, to make a statement.

Fees Paid to the Independent Registered Public Accounting Firm

The following table sets forth the fees billed to us and our subsidiaries by Ernst & Young LLP, an independent registered public accounting firm, and Kost, Forer, Gabbay and Kasierer, a member of Ernst & Young Global, an independent registered public accounting firm, which served as our principal accountant for the years ended December 31, 2018 and 2017, respectively.

(US Dollars in thousands)	2018	2017
Audit fees (1)	$724	$651
Audit-related fees (2)	—	171
Tax fees (3)	86	210
All other fees	—	—

Total	$810	$1,032

(1)

Includes fees for professional services rendered by our principal accountant in connection with the audit of our consolidated annual financial statements and services that would normally be provided by our principal accountant in connection with statutory and regulatory filings or engagements.

(2)

Audit-related fees are fees for assurance and related services rendered by our respective principal accountants that are reasonably related to the performance of their audit of our financial statements and that are not reported under “Audit-fees” above.

(3)	Tax fees are fees for services rendered by our respective principal accountants in connection with tax compliance, tax planning and tax advice.

Auditor Independence

In 2018, there were no other professional services provided by E&Y that would have required our audit committee to consider their compatibility with maintaining the independence of E&Y.

Pre-Approval Policy

Our audit committee has a pre-approval policy for the engagement of our independent registered public accounting firm to perform certain audit and non-audit services. Pursuant to this policy, which is designed to assure that such engagements do not impair the independence of our auditors, the audit committee pre-approves annually a catalog of specific audit and non-audit services in the categories of audit services, audit-related services and tax services that may be performed by our independent registered public accounting firm. If a type of service, that is to be provided by our auditors, has not received such general pre-approval, it will require specific pre-approval by our audit committee. The policy prohibits retention of the independent registered public accounting firm to perform the prohibited non-audit functions defined in applicable SEC rules.

Required Vote

Ratification of the appointment of E&Y as our independent registered public accounting firm for the year ending December 31, 2019 requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes will not affect the outcome of voting on this proposal.

Board Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the appointment of E&Y as our independent registered public accounting firm for the year ending December 31, 2019.

REPORT OF THE AUDIT COMMITTEE

The audit committee is a committee of our Board of Directors comprised solely of independent directors as required by the listing standards of Nasdaq and rules and regulations of the SEC. The audit committee operates under a written charter approved by Arcturus’ Board of Directors, which is available on the corporate governance section of our web site at http://ir.arcturusrx.com/governance-highlights. The audit committee held seven meetings during fiscal year 2018. The meetings of the audit committee are designed to facilitate and encourage communication among the audit committee, the company, and the company’s independent auditor. The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to comply with applicable requirements for corporate audit committees. The audit committee reviews and assesses the adequacy of its charter and its performance on an annual basis.

With respect to Arcturus’ financial reporting process, Arcturus’s management is responsible for (i) establishing and maintaining internal controls and (ii) preparing Arcturus’ consolidated financial statements. Arcturus’ independent registered public accounting firm is responsible for performing an independent audit of Arcturus’ consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), or PCAOB, and to issue a report thereon. It is the responsibility of the audit committee to oversee these activities. Specifically, the audit committee is responsible for the appointment, compensation, and general oversight of the external auditor, as well as fee negotiations with the external auditor. It is not the responsibility of the audit committee to prepare Arcturus financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

•	reviewed and discussed the audited financial statements for fiscal year 2018 with the management of Arcturus;

•

discussed with E&Y, Arcturus’ independent registered public accounting firm for fiscal year 2018, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1, section 380), and as adopted by the PCAOB in Rule 3200T; and

•

received the written disclosures and the letter from E&Y as required by applicable requirements of the PCAOB regarding E&Y’s communications with the audit committee concerning independence, and has discussed with E&Y its independence.

Based on the audit committee’s review of the audited financial statements and the various discussions with management and E&Y, the audit committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.

This report of the audit committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by Arcturus under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent Arcturus specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

EXECUTIVE OFFICERS

The names of our executive officers, their ages, their positions with Arcturus and other biographical information as of September 30, 2019, are set forth below. There are no family relationships among any of our directors and executive officers.

Name	Age	Position(s)
Joseph E. Payne	47	President and Chief Executive Officer
Andy Sassine	55	Chief Financial Officer
Padmanabh Chivukula	40	Chief Scientific Officer and Chief Operating Officer

Biographical information for Joseph E. Payne and Andy Sassine is set forth above in the section titled “Board of Directors and Corporate Governance.”

Dr. Padmanabh Chivukula is our Chief Scientific Officer and Chief Operating Officer and served in the same roles at our predecessor since 2013. Dr. Chivukula has an exceptional and technically solid foundation in nanoparticle technology. From 2008 until February 2013, Dr. Chivukula was employed by Nitto Denko Corporation, where his titles included Group Leader and Chief Scientist. Dr. Chivukula brings over 15 years of experience in drug delivery and therapeutic drug development, including leading the polymeric RNAi research department at Nitto. Dr. Chivukula has a Ph.D. in Pharmaceutical Chemistry from the University of Utah where he specialized in nanoparticle technology.

EXECUTIVE COMPENSATION

Processes and Procedures for Executive Compensation

Our compensation committee assists the Board of Directors in discharging its responsibilities relating to oversight of the compensation of our chief executive officer and our other executive officers, including reviewing and making recommendations to the Board of Directors with respect to the compensation, plans, policies and programs for our chief executive officer and our other executive officers and administering our equity compensation plans for our executive officers and employees.

Our compensation committee annually reviews the compensation, plans, policies and programs for our chief executive officer and our other executive officers. In connection therewith, our compensation committee considers, among other things, each executive officer’s performance in light of established individual and corporate goals and objectives and the recommendations of our chief executive officer. In particular, our compensation committee considers the recommendations of our chief executive officer when reviewing base salary and incentive performance compensation levels of our executive officers and when setting specific individual and corporate performance targets under our annual executive incentive bonus plan for our executive officers. Our chief executive officer has no input and is not present during voting or deliberations about his compensation. Our compensation committee may delegate its authority to a subcommittee, but it may not delegate any power or authority required by agreement, law, regulation or listing standard to be exercised by the compensation committee as a whole.

Our nominating and corporate governance committee has authority to review and recommend to the Board of Directors compensation programs for our outside directors, although this role has been predominantly undertaken by our compensation committee, in consultation with members of our full Board of Directors. Management generally does not have a role in the setting of director compensation. Our nominating and corporate governance committee may delegate its authority to a subcommittee, but it may not delegate any power or authority required by agreement, law, regulation or listing standard to be exercised by the nominating and corporate governance committee as a whole.

Summary Compensation Table

Our named executive officers for the year ended December 31, 2018, which consist of all individuals who served as our principal executive officer during 2018 and our two most highly compensated executive officers other that the principal executive officer who were serving as executive officers at the end of the last completed fiscal year, are:

•	Joseph E. Payne, our President, Chief Executive Officer, and Director;

•	Andy Sassine, our Interim Chief Financial Officer from August 24, 2018 to December 31, 2018. Effective January 1, 2019, Mr. Sassine was appointed the Company’s Chief Financial Officer;

•	Dr. Padmanabh Chivukula, our Chief Science Officer and Chief Operating Officer;

•	Mark Herbert, Interim President from February 2, 2018 to May 26, 2018.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Option Awards ($)(2)		Share Awards ($)	Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)		Total ($)
Joseph E. Payne	2018	$425,000	$372,532	$636,888		$—	$—	$—	$1,252,624	(4)	$2,687,044
President and Chief Executive Officer, Director	2017	$384,000	$40,810	$—		$—	$—	$—	$23,955		$448,765
Dr. Padmanabh Chivukula	2018	$350,000	$83,233	$424,592		$—	$—	$—	$515,080	(5)	$1,372,905
Chief Scientific Officer and Chief Operating Officer	2017	$335,000	$40,810	$—		$—	$—	$—	$72		$375,882
Andy Sassine Interim Chief Financial Officer(6)	2018	$120,000	$—	$126,340	(7)	$—	$—	$—	$—		$246,340
Mark Herbert Interim President(8)	2018	$307,200	$—	$—		$—	$—	$—	$153,600	(9)	$460,800

(1)

Figures represent Salary and Bonus amounts as of fiscal year-end regardless of increases in Salary during the fiscal year and regardless of whether part or all of such amounts were paid in subsequent fiscal year(s). Bonuses are awarded pursuant to a bonus program. Salary and Bonus amounts owed to Mr. Payne are subject to approval of the shareholders under Israeli law.

(2)

Represents the grant date fair value of options awarded in accordance with accounting guidance for equity-based compensation. All the following option share numbers and exercise prices per share give effect to the 1-for-7 reverse split implemented in connection with the merger in November 2017.

(3)

Includes the social benefits paid by us on behalf of the employees, including convalescence pay, contributions made by the company to an insurance policy or a pension fund, work disability insurance, life insurance, medical insurance, and payments for social security.

(4)

Includes $14,625 of fees for services as a member of the Board of Directors in 2018 and $1,237,999 of certain expenses incurred by the Company in connection with the previously disclosed dispute between management and former Company directors.

(5)	Represents severance amount given to Dr. Chivukula and certain expenses incurred by the Company in connection with the previously disclosed dispute between management and former Company directors.
(6)	Excludes $8,585 of director fees and share based payments from options to purchase 32,500 shares under the Company’s 2018 plan for Mr. Sassine’s service as a member of the Board of Directors.
(7)

Mr. Sassine served as the Company’s Interim Chief Financial Officer from August 24, 2018 through December 31, 2018 and received options to purchase 20,000 of the Company’s shares of common stock (“Interim CFO Grant”). As of January 1, 2019, Mr. Sassine was appointed the Company’s Chief Financial Officer and was granted options to purchase 100,000 shares of the Company’s common stock. The unvested portion of the Interim CFO Grant was cancelled on January 1, 2019.

(8)	Mr. Herbert served as our interim President from February 2018 until his resignation on May 29, 2018. Salary figure represents Mr. Herbert’s salary upon resignation.
(9)	Represents severance payments made to Mr. Herbert.

Base Salary

The base salaries of our named executive officers, as applicable, is generally determined and approved by our board of directors, based on the recommendation of the compensation committee.

Mr. Payne’s annual base salary for 2018 and 2017 was $425,000 and $384,000. In February 2019, our Board approved the grant to Mr. Payne of options to purchase 60,000 shares of the Company’s common stock and an increase in his annual base salary to $450,000. The option grant was subject to approval of the shareholders under Israeli law and although such approval is no longer necessary under Delaware law, will be deemed approved by the stockholders of the Company upon the approval of Proposal No. 2.

Dr. Chivukula’s annual base salary for 2018 and 2017 was $350,000 and $335,000. In February 2019, Dr. Chivukula received options to purchase 40,000 shares of the Company’s common stock and his annual base salary was changed to $370,000.

Mr. Sassine’s annual base salary for 2018 was $120,000 as the Interim Chief Financial Officer. In December 2018, effective January 2019, our Board approved the grant of options to Mr. Sassine to purchase 100,000 shares of the Company’s common stock as well as an increase in Mr. Sassine’s annual base salary to $375,000. The option grant was subject to approval of the shareholders under Israeli law and although such approval is no longer necessary under Delaware law, will be deemed approved by the stockholders of the Company upon the approval of Proposal No. 2.

Annual Bonus

The compensation terms for Mr. Payne and Dr. Chivukula with respect to 2018 annual bonuses are summarized below:

Mr. Payne Annual Bonus:

An annual bonus of up to 60% of Mr. Payne’s Annual Base Salary. For fiscal year 2018, the “Annual Base Salary” shall be calculated based on a base salary of $384,000 through July 4, 2018 and a base salary of $425,000 from July 5 to the end of the bonus period. The bonus shall be subject to the achievement of certain criteria for each 12 month-period (or such shorter or longer period determined by the Compensation Committee and the Board of Directors), as determined by the Compensation Committee and Board of Directors, in accordance with the Company’s Amended and Restated Compensation Policy as previously approved by shareholders in accordance with the Israeli Companies Law (the “Company Compensation Policy”). The Board of Directors and the Compensation Committee may determine that Mr. Payne shall be entitled to certain portion(s) of the bonus upon partial achievement of the criteria and that the bonus shall be conditioned upon the achievement of a minimum threshold of the criteria. The Board of Directors and the Compensation Committee may further determine that in the event that Mr. Payne’s employment terminates prior to the end of a full 12-month period, he shall be entitled to the relative portion of the bonus, based on the actual employment term during the 12-month period and the Board of Directors’ assessment of actual performance at the end of the bonus performance period.

Dr. Chivukula Annual Bonus:

An annual bonus of up to 40% of the Annual Base Salary. The bonus shall be subject to the achievement of certain criteria for each 12 month-period (or such shorter or longer period determined by the Compensation Committee and the Board of Directors), as shall be determined by the Compensation Committee and the Board of Directors, in accordance with the Company’s Compensation Policy. The Board of Directors and the Compensation Committee may determine that Dr. Chivukula be entitled to certain portion(s) of the bonus upon partial achievement of the criteria and that the bonus shall be conditioned upon the achievement of a minimum threshold of the criteria. The Board and the Compensation Committee may further determine that in the event that Dr. Chivukula’s employment terminates prior to the end of a full 12-month period, he shall be entitled to the relative portion of the bonus, based on the actual employment term during the 12-month period and the Board of Directors’ assessment of actual performance at the end of the bonus performance period.

In 2018, Mr. Payne received a 2018 annual bonus equal to 60% of the compensation payable from January 1, 2018 to year end, and Dr. Chivukula received a 2018 annual bonus equal to 40% of the compensation in fact paid from May 29, 2018 to year end.

Under the Company’s Compensation Policy, the Company is permitted to grant an annual cash bonus to the Chief Executive Officer and the Company’s chief officers and those performing management functions directly subordinate to the Company’s Chief Executive Officer (the “Senior Staff”), as part of their compensation package, according to measurable and qualitative criteria, subject to the parameters set forth in the Company’s Compensation Policy, with the specific parameters for the Senior Staff determined by the Chief Executive Officer and the parameters for the Chief Executive Officer determined by the Chairman of the Board and the Company’s Compensation Committee.

Equity-Based Awards

Our equity-based incentive awards are designed to align our interests with those of our employees and consultants, including our named executive officers. Our Board of Directors or our compensation committee approves equity grants. Vesting of equity awards is generally tied to continuous service with us and serves as an additional retention measure. Our executives may be awarded an initial new hire grant upon commencement of service and may receive additional grants, as the board of directors or compensation committee determines appropriate, in order to incentivize and/or reward such executives. We have traditionally granted stock options to our named executive officers under our equity incentive plans.

Current Agreements With Our Named Executive Officers

Joseph E. Payne

On June 13, 2019, we entered into an Employment Agreement (the “Payne Agreement”) with Joseph E. Payne, our President and Chief Executive Officer. The Payne Agreement provides for the following compensation and benefits to Mr. Payne:

•	An annual base salary of $450,000, paid in bi-monthly installments.

•	An annual bonus of up to 60% of annual base salary. The bonus will be subject to the achievement of certain criteria, as determined by the Board of Directors and compensation committee.

•	Reimbursement of travel and other expenses incurred by Mr. Payne in connection with his service as President and Chief Executive Officer.

•

For termination without cause or resignation for good reason unrelated to change in control of the Company, Mr. Payne will be entitled to receive (i) severance pay in the form of continuation of payment installments of Mr. Payne’s final base salary for 12 months, (ii) a pro rata portion of his annual bonus (as calculated by the compensation committee and Board of Directors at the end of the bonus period and paid in a lump sum when annual bonuses are paid to other executive officers), and (iii) payment of certain health insurance coverage premiums (COBRA) for up to 18 months following his termination of employment.

•

For termination without cause or resignation for good reason in connection with a change in control of the Company, Mr. Payne will be entitled to receive a lump sum severance payment equal to (i) one year’s annual base salary, (ii) an amount equal to his target annual bonus for the year of termination and (iii) an amount equal to a pro rata portion of his target annual bonus for the year of termination. Mr. Payne will also be entitled to payment of certain health insurance coverage premiums (COBRA) for up to 18 months following termination. In addition, Mr. Payne’s unvested option awards and any other unvested time-based vesting equity awards then held by him will accelerate and become immediately vested and exercisable, if applicable, and no longer subject to repurchase, if applicable, upon such termination and will remain exercisable, if applicable, following Mr. Payne’s termination as set forth in the applicable equity award.

Andy Sassine

On June 13, 2019, we entered into an Employment Agreement (the “Sassine Agreement”) with Andy Sassine, our Chief Financial Officer. The Sassine Agreement provides for the following compensation and benefits to Mr. Sassine:

•	An annual base salary of $375,000, paid in bi-monthly installments.

•	An annual bonus of up to 40% of annual base salary. The bonus will be subject to the achievement of certain criteria, as determined by the Board of Directors and compensation committee.

•	Reimbursement of travel and other expenses incurred by Mr. Sassine in connection with his service as Chief Financial Officer.

•

For termination without cause or resignation for good reason unrelated to change in control of the Company, Mr. Sassine will be entitled to receive (i) severance pay in the form of continuation of payment installments of Mr. Sassine’s final base salary for 9 months, (ii) a pro rata portion of his annual bonus (as calculated by the compensation committee and Board of Directors at the end of the bonus period and paid in a lump sum when annual bonuses are paid to other executive officers), and (iii) payment of certain health insurance coverage premiums (COBRA) for up to 9 months following his termination of employment.

•

For termination without cause or resignation for good reason in connection with a change in control of the Company, Mr. Sassine will be entitled to receive a lump sum severance payment equal to (i) one year’s annual base salary, (ii) an amount equal to his target annual bonus for the year of termination and (iii) an amount equal to a pro rata portion of his target annual bonus for the year of termination. Mr. Sassine will also be entitled to payment of certain health insurance coverage premiums (COBRA) for up to 12 months following termination. In addition, Mr. Sassine’s unvested option awards and any other unvested time-based vesting equity awards then held by him will accelerate and become immediately vested and exercisable, if applicable, and no longer subject to repurchase, if applicable, upon such termination and will remain exercisable, if applicable, following Mr. Sassine’s termination as set forth in the applicable equity award.

Dr. Padmanabh Chivukula

On June 13, 2019, we entered into an Employment Agreement (the “Chivukula Agreement”) with Dr. Padmanabh Chivukula, the Company’s Chief Scientific Officer and Chief Operating Officer. The Chivukula Agreement provides for the following compensation and benefits to Dr. Chivukula:

•	An annual base salary of $370,000, paid in bi-monthly installments.

•	An annual bonus of up to 40% of annual base salary. The bonus will be subject to the achievement of certain criteria, as determined by the Board of Directors and compensation committee.

•	Reimbursement of travel and other expenses incurred by Dr. Chivukula in connection with his service as Chief Scientific Officer and Chief Operating Officer.

•

For termination without cause or resignation for good reason unrelated to change in control of the Company, Dr. Chivukula will be entitled to receive (i) severance pay in the form of continuation of payment installments of Dr. Chivukula’s final base salary for 12 months, (ii) a pro rata portion of his annual bonus (as calculated by the Compensation Committee and Board at the end of the bonus period and paid in a lump sum when annual bonuses are paid to other executive officers), and (iii) payment of certain health insurance coverage premiums (COBRA) for up to 18 months following his termination of employment.

•

For termination without cause or resignation for good reason in connection with a change in control of the Company, Dr. Chivukula will be entitled to receive a lump sum severance payment equal to (i) one year’s annual base salary, (ii) an amount equal to his target annual bonus for the year of termination and (iii) an amount equal to a pro rata portion of his target annual bonus for the year of termination. Dr. Chivukula will also be entitled to payment of certain health insurance coverage premiums (COBRA) for up to eighteen (18) months following termination. In addition, Dr. Chivukula’s unvested option award and any other unvested time-based vesting equity awards then held by him will accelerate and become immediately vested and exercisable, if applicable, and no longer subject to repurchase, if applicable, upon such termination and will remain exercisable, if applicable, following Dr. Chivukula’s termination as set forth in the applicable equity award.

Outstanding Equity Awards at Fiscal Year-End for Fiscal 2018

The following table sets forth certain information regarding all outstanding equity awards held by our named executive officers as of December 31, 2018. None of the outstanding equity awards shown in the table below have been exercised or forfeited as of December 31, 2018.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Mr. Payne	0	120,000	$8.00	8/23/2028
Dr. Chivukula	0	80,000	$8.00	8/23/2028
Mr. Sassine	12,917	39,583	$8.00	8/23/2028

Pension Benefits

None of our named executive officers participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us.

Non-Qualified Deferred Compensation

None of our named executive officers participate in or have account balances in qualified or non-qualified defined contribution plans or other non-qualified compensation plans sponsored by us.

Perquisites, Health, Welfare and Retirement Benefits

Our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We provide a 401(k) savings plan to our employees, including our current named executive officers, as discussed in the section below entitled “401(k) Plan.”

We generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances and as noted in the Summary Compensation Table above. Our Board of Directors may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our best interests.

401(k) Plan

We maintain a tax-qualified retirement plan that provides eligible employees, including named executive officers, with an opportunity to save for retirement on a tax advantaged basis. All participants’ interests in their deferrals are 100% vested when contributed. Pre-tax and after-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. Currently, we do not make matching contributions into the plan. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan, and all matching contributions, if any, are deductible by us when made.

Equity Compensation Plans

The following information is provided as of December 31, 2018 with respect to the Company’s equity compensation plans:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column a) (c)
Equity compensation plans approved by security holders(1)	1,189,433	$7.41	470,000
Equity compensation plans not approved by security holders	—	$—	—
Total	1,189,433	$7.41	470,000

(1)

The number of securities to be issued upon exercise of outstanding awards reflected in column (a) is from the 2010 and 2018 plans. The number of securities remaining available for future issuance under equity compensation plans reflected in column (c) is from the 2018 Plan.

Compensation Committee Report

The compensation committee has reviewed and discussed the foregoing “Executive Compensation” section of this proxy statement with management. Based on this review and discussion, the compensation committee recommended to our Board of Directors that such information be included in this proxy statement.

The information contained in the Compensation Committee Report shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that Arcturus specifically incorporates it by reference in such filing.

RELATED PERSON TRANSACTIONS

Related Person Transactions

Ultragenyx Agreement

On June 18, 2019, we entered into an equity purchase agreement (the “Equity Agreement”) with Ultragenyx pursuant to which we sold an aggregate of 2,400,000 shares of our common stock at a price of $10.00 per share to Ultragenyx on June 19, 2019 and granted to Ultragenyx a two year option to purchase up to 600,000 additional shares of our common stock at a price of $16.00 per share.

Pursuant to the terms of the Equity Agreement, until the later of (i) June 19, 2020 or (ii) the date on which Ultragenyx beneficially owns less than 8.0% of our total voting power, at each annual stockholders meeting or any stockholders meeting at which members of the Board of Directors are to be elected we must nominate one director designated by Ultragenyx (the “Ultragenyx Designee”). Additionally, the Ultragenyx Designee is required to be appointed to all Board committees (subject to applicable Nasdaq rules). Ultragenyx also has the right to have a designee attend Board meetings as a non-voting observer. Our director Karah Parschauer is the initial Ultragenyx Designee.

Also on June 18, 2019, we and Ultragenyx entered into a Third Amendment (the “Amendment”), to the Research Collaboration and License Agreement, dated October 26, 2015, as amended on October 17, 2017 and April 20, 2018. The Amendment expands the collaboration between us and Ultragenyx to cover additional nucleic acid modalities including mRNA, DNA, siRNA therapeutics. The Amendment also expands the existing intellectual property license to cover manufacturing patents and know-how. The Amendment provides Ultragenyx with the right to identify a total of ten rare disease targets to be reserved for future collaborative development with us, which expands this program from 8 to 10 total reserved rare disease targets. The Amendment also clarifies certain obligations of us and Ultragenyx with respect to manufacturing cooperation and data sharing.

The Amendment also eliminated certain target exercise payments, exclusivity extension fees and optimization milestone payments that were previously required to be paid by Ultragenyx to exercise options and extend reserve target exclusivity. In connection with the Amendment, Ultragenyx will make a one-time payment us of $6,000,000. Finally, the Amendment narrowed the terms under which a royalty or milestone payment that may be required to be paid by Ultragenyx could be reduced based on our and third parties’ intellectual property coverage over a developed product.

Providence Agreement

During 2016, we entered into a Research Collaboration and License Agreement with a related party, Providence Therapeutics, Inc., or Providence, whose CEO and President is also a shareholder of the Company, to identify and optimize microRNA modulators and/or mimetics for the treatment of neoplastic diseases. In April 2017, the Providence Agreement was amended to include mRNA for the treatment of neoplastic disease. In July 2018, the Providence Agreement was amended and restated to cover brain neoplasms, breast neoplasms and ovarian neoplasms. Each party is responsible for their own research costs under the agreement, and Providence is responsible for all of the development costs through the completion of Phase 2 clinical trials. The Company is entitled to share a percentage of future product revenue of each product provided the Company shares in the same percentage of the product’s post Phase 2 costs. Separately, Providence has agreed to pay a specified rate for the use of the Company’s employees. For the years ended December 31, 2018 and 2017, the Company has recognized $0.6 million and $1.0 million, respectively, in revenue related to the amortization of the upfront payment and revenue related to the use of Company employees and expense reimbursements. There was no outstanding accounts receivable balance related to this agreement as of December 31, 2018 and December 31, 2017. During the third quarter of 2017, the Company’s ordinary share agreement for the President and CEO of Providence was modified to remove the vesting conditions of the original grant and the Company recognized $1.5 million in related stock compensation expense. As of December 31, 2018, the President and CEO of Providence held a 6.4% ownership interest in the Company.

Employment Agreements

We have entered into written employment agreements with each of our executive officers. These agreements provide for notice periods of varying duration for termination of the agreement by us or by the relevant executive officer, during which time the executive officer will continue to receive base salary and benefits. We have also entered into customary non-competition, confidentiality of information and ownership of inventions arrangements with our executive officers. However, the enforceability of the noncompetition provisions may be limited under applicable law.

Options

Since our inception we have granted options to purchase shares of our common stock to our officers and certain of our directors. Such option agreements may contain acceleration provisions upon certain merger, acquisition, or change of control transactions. See Note 11 of our Notes to Consolidated Financial Statements for additional information. If the relationship between us and an executive officer or a director is terminated, except for cause (as defined in the various option plan agreements), options that are vested will generally remain exercisable for ninety days or thirty-six months after such termination depending on whether the options were granted to an executive officer or director.

Indemnification Agreements and Insurance Coverage

Our amended and restated articles of association permit us to exculpate, indemnify and insure each of our directors and office holders to the fullest extent permitted by Delaware law. We have entered into indemnification agreements with each of our directors and other office holders, undertaking to indemnify them to the fullest extent permitted by Delaware law. We have also obtained Directors’ & Officers’ insurance for each of our officers and directors.

Previously Disclosed Litigation in Israel and California and California Arbitration

On May 27, 2018, we entered into an Agreement and Release with former directors Stuart Collinson, Craig Willett, Daniel Geffken, David Shapiro (the “Resigning Directors”), and current director Joseph Payne. The settlement agreement was approved by the Israeli District Court on May 28, 2018 and the Company’s shareholders at its July 2018 extraordinary general meeting. Pursuant to the settlement agreement, all of the lawsuits and the arbitration resulting from disputes among the Company and certain of its directors were terminated.

In addition, pursuant to the settlement agreement, the Resigning Directors resigned from the Company’s Board of Directors and from any other position in the Company, the Company agreed to vest the unvested shares of restricted stock owned by one Resigning Director, the Company agreed to maintain in effect the Company’s existing directors’ and officers’ insurance policies on the same or better terms and the Company agreed to purchase a directors and officers “tail” insurance policy covering all current and former directors and officers for any acts or events occurring prior to the effective date of the settlement agreement for a period of at least six years. The Company also agreed to reimburse each of Mr. Payne and Dr. Chivukula for all of their respective reasonable fees and expenses incurred in connection with the pending litigation identified above and the entry into the settlement agreement.

SECURITY OWNERSHIP

The following table sets forth information with respect to the beneficial ownership of our common stock as of September 30, 2019 by:

•	each person or entity known by us to own beneficially 5% or more of our outstanding shares;

•	each of our directors and executive officers individually; and

•	all of our executive officers and directors as a group.

The beneficial ownership of shares of common stock is determined in accordance with the rules of the SEC and generally includes any shares of common stock over which a person exercises sole or shared voting or investment power, or the right to receive the economic benefit of ownership. For purposes of the table below, we deem shares subject to options or warrants that are currently exercisable or exercisable within 60 days of September 30, 2019, to be outstanding and to be beneficially owned by the person holding the options or warrants for the purposes of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. The percentage of shares beneficially owned is based on 15,125,293 shares of common stock outstanding as of September 30, 2019.

The following table sets forth information regarding the beneficial ownership by each person or entity known to beneficially own more than 5% of our common stock as of September 30, 2019, or a different date, if so provided in the table below or footnotes thereof.

According to our transfer agent, as of September 30, 2019, there were 24 record holders of our common stock, one of which (Cede & Co., the nominee of the Depositary Trust Company) is a U.S. holder holding 67% of our outstanding common stock. The number of record holders in the United States is not representative of the number of beneficial holders nor is it representative of where such beneficial holders are resident since many of these shares of common stock are beneficially held by brokers or other nominees on behalf of their clients. None of our stockholders has different voting rights from other stockholders.

We are not owned or controlled, directly or indirectly, by another corporation or by any foreign government. We are not aware of any arrangement that may, at a subsequent date, result in a change of control of our company.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise noted below, each beneficial owner’s address is: c/o Arcturus Therapeutics Holdings Inc., 10628 Science Center Drive, Suite 250, San Diego, California, 92121.

Shares of Common Stock Beneficially Owned

	Common Stock Beneficially Owned
5% or Greater Stockholders	Number	Percentage
Ultragenyx Pharmaceutical Inc.(1)	3,000,000	19.1%
ARK Investment Management LLC(2)	1,004,368	6.6%
Craig Willett(3)	866,342	5.7%
Directors and Executive Officers
Joseph E. Payne(4)	1,511,597	10.0%
Andy Sassine(5)	276,346	1.8%
Padmanabh Chivukula(6)	757,548	5.0%
Peter C Farrell(7)	120,565	*
Edward. W. Holmes	—	*
Magda Marquet(7)	47,720	*
James Barlow(7)	35,000	*
Karah Parschauer	—	*
All directors and executive officers as a group (8 persons)	2,748,776	18.1%

*	Represents beneficial ownership of less than 1% of our outstanding shares of common stock.
(1)

Based on a Schedule 13D filed with the SEC on June 26, 2019. Consists of (i) 2,400,000 shares and (ii) 600,000 shares currently issuable pursuant to an Equity Purchase Agreement between the Company and Ultragenyx Pharmaceutical Inc. The address of Ultragenyx Pharmaceutical Inc. is 60 Leveroni Court, Novato, California 94949.

(2)	Based solely on Form 13F filed as of June 30, 2019. The address of ARK Investment Management LLC is 3 East 28th Street, 7th Floor, New York, NY 10016.
(3)

Based on a Schedule 13D filed with the SEC on February 7, 2018. Consists of (i) 108,282 shares held directly by Mr. Willett, (ii) 280,810 shares held by DUR Holdings, LC, (iii) 294,113 shares held by Phoenician Enterprises, Ltd., and (iv) 183,137 shares held by 6-W Discretionary Trust. Mr. Willett is the president of Elizann, Inc., which is the manager of DUR Holdings, LC, and therefore Mr. Willett may be deemed to have voting and investment power with respect to the securities held by DUR Holdings, LC. Mr. Willett is the general partner of Phoenician Enterprises, Ltd. and therefore may be deemed to have voting and investment power with respect to the securities held by Phoenician Enterprises, Ltd. Mr. Willett is the trustee of 6-W Discretionary Trust and therefore may be deemed to have voting and investment power with respect to the securities held by 6-W Discretionary Trust.

(4)	366,274 shares are subject to repurchase by the Company. 37,500 shares exercisable are included.
(5)	28,750 option shares exercisable are included.
(6)	183,137 shares are subject to repurchase by the Company. 25,000 shares exercisable are included.
(7)	25,000 shares exercisable are included.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes of ownership on Forms 3, 4 and 5 with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms we have received and written representations from certain reporting persons that they filed all required reports, we believe that all of our officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during 2018.

Fiscal Year 2018 Annual Report

Our financial statements for our fiscal year ended December 31, 2018 are included in our 2018 annual report, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our 2018 annual report are posted on our website at http://www.arcturusrx.com and at the website of the SEC at www.sec.gov. You may also obtain a copy of our 2018 annual report without charge by sending a written request to us at Arcturus Therapeutics Holdings Inc., 10628 Science Center Drive, Suite 250, San Diego, California 92121, Attention: Investor Relations.

Company Website

We maintain a website at http://www.arcturusrx.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement.

Availability of Bylaws

A copy of our bylaws may be obtained by accessing Arcturus’ filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

PROPOSALS OF STOCKHOLDERS FOR 2020 ANNUAL MEETING

Stockholder Proposals for Inclusion in Proxy Statement

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our corporate secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our next annual meeting of stockholders, our corporate secretary must receive the written proposal at our principal executive offices not later than the close of business on June 2, 2020. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Arcturus Therapeutics Holdings Inc.

Attn: Corporate Secretary

10628 Science Center Drive, Suite 250

San Diego, California 92121

Stockholder Proposals and Director Nominations Not for Inclusion in Proxy Statement

Our bylaws also establish an advance notice procedure for stockholders who wish to (i) present a proposal before an annual meeting of stockholders, but do not intend for the proposal to be included in our proxy statement or (ii) nominate directors for election at an annual meeting of stockholders. In order to be properly brought before our 2020 annual meeting of stockholders, the stockholder must have given timely notice of such proposal or nomination, in proper written form. To be timely for our 2020 annual meeting of stockholders, a stockholder’s notice of a matter that the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to the corporate secretary at Arcturus’ principal executive offices not less than 45 days and not more than 75 days prior to the first anniversary of the date of the mailing of the materials for the preceding year’s annual meeting of stockholders. As a result, any written notice given by a stockholder pursuant to these provisions of our bylaws must be received by our corporate secretary at our principal executive offices:

•	not earlier than July 17, 2020, and

•	not later than August 16, 2020.

In the event that we hold our 2020 annual meeting of stockholders more than 30 days before or more than 30 days after the one-year anniversary date of the 2019 annual meeting, then such written notice must be received no later than the close of business on the later of the following two dates:

•	the 90th day prior to such annual meeting, or

•	the 10th day following the day on which public announcement of the date of such meeting is first made.

To be in proper written form, a stockholder’s notice must include the specified information concerning the proposal or nominee as described in our bylaws. Notices should be addressed to:

Arcturus Therapeutics Holdings Inc.

Attn: Corporate Secretary

10628 Science Center Drive, Suite 250

San Diego, California 92121

For information on how to access our bylaws, please see the section entitled “Availability of Bylaws,” and for additional information regarding stockholder recommendations for director candidates, please see the section entitled “Requirements for Stockholder Recommendations of a Candidate to our Board.”

*********

We know of no other matters to be submitted at the 2019 annual meeting. If any other matters properly come before the 2019 annual meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.

It is important that your shares be represented at the 2019 annual meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

San Diego, California

September 30, 2019

* * * * *

APPENDIX A

ARCTURUS THERAPEUTICS HOLDINGS INC.

2019 OMNIBUS EQUITY INCENTIVE PLAN

(Effective June 10, 2019)

A-i

A-ii

A-iii

ARCTURUS THERAPEUTICS HOLDINGS INC.

2019 OMNIBUS EQUITY INCENTIVE PLAN

ARTICLE 1.

EFFECTIVE DATE, OBJECTIVES AND DURATION

1.1 Effective Date of the Plan. The Board of Directors of ARCTURUS THERAPEUTICS HOLDINGS INC., a Delaware corporation (the “Company”), adopted the 2019 OMNIBUS EQUITY INCENTIVE PLAN (the “Plan”) effective as of June 10, 2019 (the “Effective Date”).

1.2 Objectives of the Plan. The Plan is intended (a) to allow selected employees of and consultants to the Company and its Affiliates to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Affiliates in attracting new employees, officers and consultants and retaining existing employees and consultants, (b) to optimize the profitability and growth of the Company and its Affiliates through incentives which are consistent with the Company’s goals, (d) to provide Grantees with an incentive for excellence in individual performance, (e) to promote teamwork among employees, consultants and Non-Employee Directors, and (f) to attract and retain highly qualified persons to serve as Non-Employee Directors and to promote ownership by such Non-Employee Directors of a greater proprietary interest in the Company, thereby aligning such Non-Employee Directors’ interests more closely with the interests of the Company’s stockholders.

1.3 Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 15 hereof, until the earlier of the tenth anniversary of the Effective Date, or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Shares granted under the Plan shall have lapsed, according to the Plan’s provisions.

ARTICLE 2.

DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1 “Affiliate” means any corporation or other entity, including but not limited to partnerships, limited liability companies and joint ventures, with respect to which the Company, directly or indirectly, owns as applicable (a) stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (b) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of a non-corporate entity.

2.2 “Award” means Options (including non-qualified options and Incentive Stock Options), SARs, Restricted Shares, Performance Units (which may be paid in cash), Performance Shares, Deferred Stock, Restricted Stock Units, Dividend Equivalents, Bonus Shares or Other Stock-Based Awards granted under the Plan.

2.3 “Award Agreement” means either (a) a written agreement entered into by the Company and a Grantee setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company to a Grantee describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Grantee.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Bonus Shares” means Shares that are awarded to a Grantee with or without cost and without restrictions either in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise), as an inducement to become an Eligible Person or, with the consent of the Grantee, as payment in lieu of any cash remuneration otherwise payable to the Grantee.

2.6 “Cause” means, except as otherwise defined in an Award Agreement:

(a) the commission of any act by a Grantee constituting a felony or crime of moral turpitude (or their equivalent in a non-United States jurisdiction);

(b) an act of dishonesty, fraud, intentional misrepresentation, or harassment which, as determined in good faith by the Committee, would: (i) materially adversely affect the business or the reputation of the Company or any of its Affiliates with their respective current or prospective customers, suppliers, lenders and/or other third parties with whom such entity does or might do business; or (ii) expose the Company or any of its Affiliates to a risk of civil or criminal legal damages, liabilities or penalties;

(c) any material misconduct in violation of the Company’s or an Affiliate’s written policies; or

(d) willful and deliberate non-performance of the Grantee’s duties in connection with the business affairs of the Company or its Affiliates;

provided, however, that if the Grantee has a written employment or consulting agreement with the Company or any of its Affiliates or participates in any severance plan established by the Company that includes a definition of “cause,” Cause shall have the meaning set forth in such employment or consulting agreement or severance plan.

2.7 “CEO” means the Chief Executive Officer of the Company.

2.8 “Change in Control” shall have the meaning set forth in Section 16.4(e).

2.9 “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.10 “Committee” or “Incentive Plan Committee” has the meaning set forth in Section 3.1(a).

2.11 “Compensation Committee” means the compensation committee of the Board.

2.12 “Common Stock” means the common stock, $0.001 par value, of the Company.

2.13 “Corporate Transaction” shall have the meaning set forth in Section 4.2(b).

2.14 “Deferred Stock” means a right, granted under Article 10, to receive Shares at the end of a specified deferral period.

2.15 “Disability” or “Disabled” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan:

(a) Except as provided in (b) below, a disability within the meaning of Section 22(e)(3) of the Code; and

(b) In the case of any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, a disability as defined in regulations under Code Section 409A. For purpose of Code Section 409A, a Grantee will be considered Disabled if:

(i) the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(ii) the Grantee is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Grantee’s employer.

2.16 “Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.

2.17 “Effective Date” has the meaning set forth in Section 1.1.

2.18 “Eligible Person” means any individual who is an employee (including any officer) of, a non-employee consultant to, or a Non-Employee Director of, the Company or any Affiliate; provided, however, that solely with respect to the grant of an Incentive Stock Option, an Eligible Person shall be any employee (including any officer) of the Company or any Subsidiary Corporation. Notwithstanding the foregoing, an Eligible Person shall also include an individual who is expected to become an employee to, non-employee consultant of or Non-Employee Director of the Company or any Affiliate within a reasonable period of time after the grant of an Award (other than an Incentive Stock Option); provided that any Award granted to any such individual shall be automatically terminated and cancelled without consideration if the individual does not begin performing services for the Company or any Affiliate within twelve (12) months after the Grant Date. Solely for purposes of Section 5.6(b), current or former employees or non-employee directors of, or consultants to, of an Acquired Entity who receive Substitute Awards in substitution for Acquired Entity Awards shall be considered Eligible Persons under this Plan with respect to such Substitute Awards.

2.19 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

2.20 “Exercise Price” means (a) with respect to an Option, the price at which a Share may be purchased by a Grantee pursuant to such Option or (b) with respect to an SAR, the price established at the time an SAR is granted pursuant to Article 7, which is used to determine the amount, if any, of the payment due to a Grantee upon exercise of the SAR.

2.21 “Fair Market Value” of a Share means a price that is based on the opening, closing, actual, high, low, or the arithmetic mean of selling prices of a Share reported on an established stock exchange which is the principal exchange upon which the Shares are traded on the applicable date or the preceding trading day. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share on the applicable date, or if no such trades were made that day then the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate provided such manner is consistent with Treasury Regulation Section 1.409A-1(b)(5)(iv)(B).

2.22 “Grant Date” means the date on which an Award is granted or such later date as specified in advance by the Committee.

2.23 “Grantee” means a person who has been granted an Award.

2.24 “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.25 “Including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

2.26 “Management Committee” has the meaning set forth in Section 3.1(b).

2.27 “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.

2.28 “Option” means an option granted under Article 6 of the Plan.

2.29 “Other Stock-Based Award” means a right, granted under Article 13 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.30 “Performance Period” means, with respect to an Award of Performance Shares or Performance Units, the period of time during which the performance vesting conditions applicable to such Award must be satisfied.

2.31 “Performance Share” and “Performance Unit” have the respective meanings set forth in Article 9.

2.32 “Period of Restriction” means the period during which Restricted Shares are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

2.33 “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.34 “Restricted Shares” means Shares, granted under Article 8, that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

2.35 “Restricted Stock Units” are rights, granted under Article 10, to receive Shares if the Grantee satisfies the conditions specified in the Award Agreement applicable to such rights.

2.36 “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.37 “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.38 “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.39 “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.40 “Separation from Service” means, with respect to any Award that constitutes deferred compensation within the meaning of Code Section 409A, a “separation from service” as defined in Treasury Regulation Section 1.409A-1(h). For this purpose, a “separation from service” is deemed to occur on the date that the Company and the Grantee reasonably anticipate that the level of bona fide services the Grantee would perform for the Company and/or any Affiliates after that date (whether as an employee, Non-Employee Director or consultant or independent contractor) would permanently decrease to a level that, based on the facts and circumstances, would constitute a separation from service; provided that a decrease to a level that is 50% or more of the average level of bona fide services provided over the prior 36 months shall not be a separation from service, and a decrease to a level that is 20% or less of the average level of such bona fide services shall be a separation from service. The Committee retains the right and discretion to specify, and may specify, whether a separation from service occurs with respect to those individuals who are performing services for the Company or an Affiliate immediately prior to an asset purchase transaction in which the Company or an Affiliate is the seller and who continue to perform services for the buyer (or an affiliate thereof) immediately following such asset purchase transaction; provided, such specification is made in accordance with the requirements of Treasury Regulation Section 1.409A-1(h)(4).

2.41 “Share” means a share of Common Stock, and such other securities of the Company, as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.42 “Stock Appreciation Right” or “SAR” means an Award granted under Article 7 of the Plan.

2.43 “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.44 “Surviving Company” means (a) the surviving corporation in any merger, consolidation or similar transaction, involving the Company (including the Company if the Company is the surviving corporation), (b) or the direct or indirect parent company of such surviving corporation or (c) the direct or indirect parent company of the Company following a sale of substantially all of the outstanding stock of the Company.

2.45 “Term” of any Option or SAR means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled. No Option or SAR granted under this Plan shall have a Term exceeding 10 years

2.46 “Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer performing services for the Company or any Affiliate in the capacity of an employee of, a non-employee consultant to, or a Non-Employee Director of, the Company or any Affiliate or with respect to an individual who is an employee of, a non-employee consultant to or a Non-Employee Director of an Affiliate, the first day on which such entity ceases to be an Affiliate of the Company unless such individual continues to perform Services for the Company or another Affiliate without interruption after such entity ceases to be an Affiliate. Notwithstanding the foregoing, if an Award constitutes deferred compensation within the meaning of Code Section 409A, Termination of Affiliation with respect to such Award shall mean the Grantee’s Separation from Service.

ARTICLE 3.

ADMINISTRATION

3.1 Committee.

(a) Subject to Article 14, and to Section 3.2, the Plan shall be administered by a Committee (the “Incentive Plan Committee” or the “Committee”) of directors of the Company appointed by the Board from time to time. Notwithstanding the foregoing, either the Board or the Compensation Committee may at any time and in one or more instances reserve administrative powers to itself as the Committee or exercise any of the administrative powers of the Committee. The number of members of the Committee may from time to time be increased or decreased as the Board or Compensation Committee deems appropriate. To the extent the Board or Compensation Committee considers it desirable to comply with Rule 16b-3, the Committee shall consist of two or more directors of the Company, all of whom qualify as Section 16 Non-Employee Directors.

(b) The Board or the Compensation Committee may appoint and delegate to another committee (“Management Committee”), or to the CEO, any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Grantees other than Grantees who are executive officers, Non-Employee Directors, or Section 16 Persons at the time any such delegated authority is exercised.

(c) Unless the context requires otherwise, any references herein to “Committee” include references to the Incentive Plan Committee, the Board or the Compensation Committee to the extent Incentive Plan Committee, the Board or the Compensation Committee, as applicable, has assumed or exercises administrative powers itself as the Committee pursuant to subsection (a), and to the Management Committee or the CEO to the extent either has been delegated authority pursuant to subsection (b), as applicable; provided that (i) for purposes of Awards to Non-Employee Directors, “Committee” shall include only the full Board, and (ii) for purposes of Awards intended to comply with Rule 16b-3, the “Committee” shall include only the Incentive Plan Committee or the Compensation Committee.

3.2 Powers of Committee. Subject to and consistent with the provisions of the Plan (including Article 14), the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

(a) to determine when, to whom and in what types and amounts Awards should be granted;

(b) to grant Awards to Eligible Persons in any number and to determine the terms and conditions applicable to each Award (including the number of Shares or the amount of cash or other property to which an Award will relate, any Exercise Price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or an Affiliate and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

(c) to determine the benefit payable under any Performance Unit, Performance Share, Dividend Equivalent, Other Stock-Based Award or Cash Incentive Award and to determine whether any performance or vesting conditions have been satisfied;

(d) to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

(e) to determine the Term of any Option or SAR;

(f) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

(g) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

(h) to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or automatically pursuant to the terms of the Award Agreement;

(i) to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

(j) to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(k) to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(l) to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(m) to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

(n) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

(o) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

(p) to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or in response to changes in applicable laws, regulations or accounting principles;

(q) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

(r) to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Subject to Section 3.1(b), the Committee may delegate to officers of the Company or any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan.

3.3 No Repricings. Notwithstanding any provision in Section 3.2 to the contrary, the terms of any outstanding Option or SAR may not be amended to reduce the Exercise Price of such Option or SAR or cancel any outstanding Option or SAR in exchange for other Options or SARs with an Exercise Price that is less than the Exercise Price of the cancelled Option or SAR or for any cash payment (or Shares having with a Fair Market Value) in an amount that exceeds the excess of the Fair Market Value of the Shares underlying such cancelled Option or SAR over the aggregate Exercise Price of such Option or SAR or for any other Award, without stockholder approval; provided, however, that the restrictions set forth in this Section 3.3, shall not apply (i) unless the Company has a class of stock that is registered under Section 12 of the Exchange Act or (ii) to any adjustment allowed under to Section 4.2.

ARTICLE 4.

SHARES SUBJECT TO THE PLAN

4.1 Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 and except as provided in Section 5.6(b), the maximum number of Shares hereby reserved for delivery under the Plan shall be 2,600,000 Shares. Up to a maximum of 2,600,000 Shares may be delivered pursuant to the exercise of Incentive Stock Options granted hereunder.

If any Shares subject to an Award granted hereunder (other than a Substitute Award granted pursuant to Section 5.6(b)) are forfeited or such Award otherwise terminates without payment or delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. For avoidance of doubt, however, if any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto (“Returned Shares”), such Returned Shares will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan. Moreover, the number of Shares available for issuance under the Plan may not be increased through the Company’s purchase of Shares on the open market with the proceeds obtained from the exercise of any Options granted hereunder. Upon settlement of an SAR, the number of Shares underlying the portion of the SAR that is exercised will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for issuance under the Plan.

Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

4.2 Adjustments in Authorized Shares and Awards; Corporate Transaction, Liquidation or Dissolution.

(a) Adjustment in Authorized Shares and Awards. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the Exercise Price with respect to any Option or SAR or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, and (iv) the number and kind of Shares of outstanding Restricted Shares, or the Shares underlying any other form of Award. Notwithstanding the foregoing, no such adjustment shall be authorized with respect to any Options or SARs to the extent that such adjustment would cause the Option or SAR to violate Section 424(a) of the Code or otherwise subject any Grantee to taxation under Section 409A of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(b) Merger, Consolidation or Similar Corporate Transaction. In the event of a merger or consolidation of the Company with or into another corporation or a sale of substantially all of the stock of the Company (a “Corporate Transaction”), unless an outstanding

Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, the Committee shall cancel any outstanding Awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the Committee accelerates the vesting of any such Awards) and with respect to any vested and nonforfeitable Awards, the Committee may either (i) allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding Options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding Awards in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the Grantee would have received (net of the Exercise Price with respect to any Options or SARs) if such vested Awards were settled or distributed or such vested Options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. Notwithstanding the foregoing, if an Option or SAR is not assumed by the Surviving Company or replaced with an equivalent Award issued by the Surviving Company and the Exercise Price with respect to any outstanding Option or SAR exceeds the Fair Market Value of the Shares immediately prior to the consummation of the Corporation Transaction, such Awards shall be cancelled without any payment to the Grantee.

(c) Liquidation or Dissolution of the Company. In the event of the proposed dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. Additionally, the Committee may, in the exercise of its sole discretion, cause Awards to be vested and non-forfeitable and cause any conditions on any such Award to lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable and allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of such proposed action. Any Awards that remain unexercised upon consummation of such proposed action shall be cancelled.

(d) Deferred Compensation. Notwithstanding the forgoing provisions of this Section 4.2, if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c), unless the Corporate Transaction or the dissolution or liquidation of the Company, as applicable, constitutes a Change in Control.

ARTICLE 5.

ELIGIBILITY AND GENERAL CONDITIONS OF AWARDS

5.1 Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that all Awards made to Non-Employee Directors shall be determined by the Board in its sole discretion.

5.2 Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3 General Terms and Termination of Affiliation. The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 15.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Grantee. Except as may be required under the Delaware General Corporation Law, Awards may be granted for no consideration other than prior and future services. Except as set forth in an Award Agreement or as otherwise determined by the Committee, (a) all Options and SARs that are not vested and exercisable at the time of a Grantee’s Termination of Affiliation, and any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested at the time of the Grantee’s Termination of Affiliation shall be forfeited to the Company and (b) all outstanding Options and SARs not previously exercised shall expire three months after the Grantee’s Termination of Affiliation.

5.4 Nontransferability of Awards.

(a) Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a “QDRO”) as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

(b) No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c) Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement or as otherwise approved by the Committee, Options (other than Incentive Stock Options) and Restricted Shares, may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Option may be exercised by such transferee in accordance with the terms of the Award Agreement. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

(d) Nothing herein shall be construed as requiring the Committee to honor a QDRO except to the extent required under applicable law.

5.5 Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

5.6 Stand-Alone, Tandem and Substitute Awards.

(a) Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Grantee to tax penalties imposed under Section 409A of the Code. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits; provided, however, that if any SAR is granted in tandem with an Incentive Stock Option, such SAR and Incentive Stock Option must have the same Grant Date, Term and the Exercise Price of the SAR may not be less than the Exercise Price of the Incentive Stock Option.

(b) The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current or former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. The limitations in Section 4.1 on the number of Shares reserved or available for grants shall not apply to Substitute Awards granted under this Section 5.6(b).

5.7 Compliance with Rule 16b-3. The provisions of this Section 5.7will not apply unless and until the Company has a class of stock that is registered under Section 12 of the Exchange Act.

(a) Six-Month Holding Period Advice. Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b) of the Exchange Act: (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.

(b) Reformation to Comply with Exchange Act Rules. To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

(c) Rule 16b-3 Administration. Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

5.8 Deferral of Award Payouts. The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Restricted Stock Units, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, the lapse or waiver of the deferral period for Deferred Stock, or the lapse or waiver of restrictions with respect to Other Stock-Based Awards or Cash Incentive Awards. If the Committee permits such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals, which shall conform in form and substance with applicable regulations promulgated under Section 409A of the Code and Article 16 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.

ARTICLE 6.

STOCK OPTIONS

6.1 Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Term of the Option, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

6.3 Option Exercise Price. The Exercise Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than 100% of the Fair Market Value of a Share on the Grant Date.

6.4 Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

(a) shall be granted only to an employee of the Company or a Subsidiary Corporation;

(b) shall have an Exercise Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “More Than 10% Owner”), have an Exercise Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

(c) shall be for a period of not more than 10 years (five years if the Grantee is a More Than 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d) shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary Corporation (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);

(e) shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

(f) shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”) within 10 days of such a Disqualifying Disposition;

(g) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and

(h) shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

6.5 Payment of Exercise Price. Except as otherwise provided in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

(a) cash, personal check or wire transfer;

(b) with the approval of the Committee, delivery of Common Stock owned by the Grantee prior to exercise, valued at Fair Market Value on the date of exercise;

(c) with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at Fair Market Value on the date of exercise;

(d) with the approval of the Committee, Restricted Shares held by the Grantee prior to the exercise of the Option, valued at Fair Market Value on the date of exercise; or

(e) subject to applicable law (including the prohibited loan provisions of Section 402 of the Sarbanes Oxley Act of 2002), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Exercise Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

ARTICLE 7.

STOCK APPRECIATION RIGHTS

7.1 Issuance. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan. Such SARs may, but need not, be granted in connection with a specific Option granted under Article 6. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

7.2 Award Agreements. Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee.

7.3 SAR Exercise Price. The Exercise Price of a SAR shall be determined by the Committee in its sole discretion; provided that the Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of the grant of the SAR.

7.4 Exercise and Payment. Upon the exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price; by

(b) The number of Shares with respect to which the SAR is exercised.

SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Secretary of the Company. The Company shall make payment in respect of any SAR within five (5) days of the date the SAR is exercised. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine or, to the extent permitted under the terms of the applicable Award Agreement, at the election of the Grantee.

ARTICLE 8.

RESTRICTED SHARES

8.1 Grant of Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

8.2 Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the

Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without Cause.

8.3 Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

8.4 Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

8.5 Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be delivered without such legend.

ARTICLE 9.

PERFORMANCE UNITS AND PERFORMANCE SHARES

9.1 Grant of Performance Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2 Value/Performance Goals. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

(a) Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

(b) Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

9.3 Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee.

At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement.

If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with vested Performance Shares which have been earned, but not yet delivered to the Grantee.

ARTICLE 10.

DEFERRED STOCK AND RESTRICTED STOCK UNITS

10.1 Grant of Deferred Stock and Restricted Stock Units. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Stock and/or Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine. Deferred Stock must conform in form and substance with applicable regulations promulgated under Section 409A of the Code and with Article 16 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such Deferred Stock.

10.2 Vesting and Delivery.

(a) Delivery with Respect to Deferred Stock. Delivery of Shares subject to a Deferred Stock grant will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Code as specified by the Committee in the Grantee’s Award Agreement for the Award of Deferred Stock. An Award of Deferred Stock may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at such times or upon the achievement of such objectives as the Committee shall determine at the time of grant or thereafter. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Deferred Stock remains subject to a substantial risk of forfeiture, such Deferred Shares shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

(b) Delivery with Respect to Restricted Stock Units. Delivery of Shares subject to a grant of Restricted Stock Units shall occur no later than the 15th day of the third month following the end of the taxable year of the Grantee or the fiscal year of the Company in which the Grantee’s rights under such Restricted Stock Units are no longer subject to a substantial risk of forfeiture as defined in final regulations under Section 409A of the Code. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Restricted Stock Units remains subject to a substantial risk of forfeiture, such Restricted Stock Units shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

10.3 Voting and Dividend Equivalent Rights Attributable to Deferred Stock and Restricted Stock Units. A Grantee awarded Deferred Stock or Restricted Stock Units will have no voting rights with respect to such Deferred Stock or Restricted Stock Units prior to the delivery of Shares in settlement of such Deferred Stock and/or Restricted Stock Units. Unless otherwise determined by the Committee, a Grantee will have the rights to receive Dividend Equivalents in respect of Deferred Stock and/or Restricted Stock Units, which Dividend Equivalents shall be deemed reinvested in additional Shares of Deferred Stock or Restricted Stock Units, as applicable, which shall remain subject to the same forfeiture conditions applicable to the Deferred Stock or Restricted Stock Units to which such Dividend Equivalents relate.

ARTICLE 11.

DIVIDEND EQUIVALENTS

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested subject to distribution at the same time and subject to the same conditions as the Award to which it relates; provided, however, that any Dividend Equivalents granted in conjunction with any Award that is subject to forfeiture conditions shall remain subject to the same forfeiture conditions applicable to the Award to which such Dividend Equivalents relate and any payments in respect of any Dividend Equivalents granted in conjunction with any Options or SARs may not be conditioned, directly or indirectly, on the Grantee’s exercise of the Options or SARs or paid at the same time that the Options or SARs are exercised. The timing of payment or distribution of Dividend Equivalents must comply with the requirements of Section 409A of the Code.

ARTICLE 12.

BONUS SHARES

Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

ARTICLE 13.

OTHER STOCK-BASED AWARDS

The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Affiliates. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this Article 13 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

ARTICLE 14.

NON-EMPLOYEE DIRECTOR AWARDS

Subject to the terms of the Plan, the Board may grant Awards to any Non-Employee Director, in such amount and upon such terms and at any time and from time to time as shall be determined by the full Board in its sole discretion. Except as otherwise provided in Section 5.6(b), a Non-Employee Director may not be granted Awards with respect to Shares that have a Fair Market Value (determined as of the date of grant) in excess of $500,000 in a single calendar year.

ARTICLE 15.

AMENDMENT, MODIFICATION, AND TERMINATION

15.1 Amendment, Modification, and Termination. Subject to Section 15.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval.

15.2 Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

ARTICLE 16.

COMPLIANCE WITH CODE SECTION 409A

16.1 Awards Subject to Code Section 409A. The provisions of this Article 16 shall apply to any Award or portion thereof that is or becomes deferred compensation subject to Code Section 409A (a “409A Award”), notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award.

16.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Code Section 409A, the following rules shall apply to any deferral and/or elections as to the form or timing of distributions (each, an “Election”) that may be permitted or required by the Committee with respect to a 409A Award:

(a) Any Election must be in writing and specify the amount being deferred, and the time and form of distribution (i.e., lump sum or installments) as permitted by this Plan. An Election may but need not specify whether payment will be made in cash, Shares or other property.

(b) Any Election shall become irrevocable as of the deadline specified by the Committee, which shall not be later than December 31 of the year preceding the year in which services relating to the Award commence; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Code Section 409A and is based on services performed over a period of at least twelve (12) months, then the deadline may be no later than six (6) months prior to the end of such Performance Period.

(c) Unless otherwise provided by the Committee, an Election shall continue in effect until a written election to revoke or change such Election is received by the Committee, prior to the last day for making an Election for the subsequent year.

16.3 Subsequent Elections. Except as otherwise permitted or required by Code Section 409A, any 409A Award which permits a subsequent Election to further defer the distribution or change the form of distribution shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b) Each subsequent Election related to a distribution upon separation from service, a specified time, or a Change in Control must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c) No subsequent Election related to a distribution to be made at a specified time or pursuant to a fixed schedule shall be made less than twelve (12) months prior to the date the first scheduled payment would otherwise be made.

16.4 Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Code Section 409A, no distribution in settlement of a 409A Award may commence earlier than:

(a) Separation from Service;

(b) The date the Participant becomes Disabled (as defined in Section 2.15(b);

(c) The Participant’s death;

(d) A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of the Award and set forth in the Award Agreement or (ii) specified by the Grantee in an Election complying with the requirements of Section 16.2 and/or 16.3, as applicable; or

(e) A change in ownership of the Company or a substantial portion of its assets within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(v) or (vii) or a change in effective control of the Company within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(vi) (a “Change in Control”).

16.5 Six Month Delay. Notwithstanding anything herein or in any Award Agreement or Election to the contrary, to the extent that distribution of a 409A Award is triggered by a Grantee’s Separation from Service, if the Grantee is then a “specified employee” (as defined in Treasury Regulation Section 1.409A-1(i)), no distribution may be made before the date which is six (6) months after such Grantee’s Separation from Service, or, if earlier, the date of the Grantee’s death.

16.6 Death or Disability. Unless the Award Agreement otherwise provides, if a Grantee dies or becomes Disabled before complete distribution of amounts payable upon settlement of a 409A Award, such undistributed amounts, to the extent vested, shall be distributed as provided in the Participants Election. If the Participant has made no Election with respect to distributions upon death or Disability, all such distributions shall be paid in a lump sum within 90 days following the date of the Participant’s death or Disability.

16.7 No Acceleration of Distributions. This Plan does not permit the acceleration of the time or schedule of any distribution under a 409A Award, except as provided by Code Section 409A and/or applicable regulations or rulings issued thereunder.

ARTICLE 17.

WITHHOLDING

17.1 Required Withholding.

(a) The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option or SAR, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes by one or a combination of the following methods:

(i) payment of an amount in cash equal to the amount to be withheld (including cash obtained through the sale of the Shares acquired on exercise of an Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, through a broker-dealer to whom the Grantee has submitted an irrevocable instructions to deliver promptly to the Company, the amount to be withheld);

(ii) delivering part or all of the amount to be withheld in the form of Common Stock valued at its Fair Market Value on the Tax Date;

(iii) requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or SAR, upon the lapse of restrictions on Restricted Stock, or upon the transfer of Shares, a number of

Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iv) withholding from any compensation otherwise due to the Grantee.

The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option or SARs, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, to be satisfied by withholding Shares upon exercise of such Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, pursuant to clause (iii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

(b) Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.4(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

17.2 Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

ARTICLE 18.

ADDITIONAL PROVISIONS

18.1 Successors. Subject to Section 4.2(b), all obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

18.2 Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

18.3 Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

18.4 Securities Law Compliance.

(a) If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. In addition, if requested by the Company and any underwriter engaged by the Company, Shares acquired pursuant to Awards may not be sold or otherwise transferred or disposed of for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company’s initial public offering or 90 days in the case of any other public offering. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

(b) If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

18.5 Forfeiture Events. Notwithstanding any provisions herein to the contrary, the Committee shall have the authority to determine (and may so provide in any Award Agreement) that a Grantee’s (including his or her estate’s, beneficiary’s or transferee’s) rights (including the right to exercise any Option or SAR), payments and benefits with respect to any Award shall be subject to reduction, cancellation, forfeiture or recoupment (to the extent permitted by applicable law) in the event of the Participant’s termination for Cause; serious misconduct; violation of the Company’s or an Affiliate’s policies; breach of fiduciary duty; unauthorized disclosure of any trade secret or confidential information of the Company or an Affiliate; breach of applicable noncompetition, nonsolicitation, confidentiality or other restrictive covenants; or other conduct or activity that is in competition with the business of the Company or an Affiliate, or otherwise detrimental to the business, reputation or interests of the Company and/or an Affiliate; or upon the occurrence of certain events specified in the applicable Award Agreement (in any such case, whether or not the Grantee is then an Employee or Non-Employee Director). The determination of whether a Grantee’s conduct, activities or circumstances are described in the immediately preceding sentence shall be made by the Committee in its discretion, and pending any such determination, the Committee shall have the authority to suspend the exercise, payment, delivery or settlement of all or any portion of such Grantee’s outstanding Awards pending any investigation of the matter.

18.6 No Rights as a Stockholder. No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

18.7 Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Affiliate and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

18.8 Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Employee Directors as it may deem desirable.

18.9 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice or conflicts of law rule or principles that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

18.10 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

18.11 Affiliation. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Grantee’s employment or consulting contract at any time, nor confer upon any Grantee the right to continue in the employ of or as an officer of or as a consultant to or Non-Employee Director of the Company or any Affiliate.

18.12 Participation. No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

18.13 Military Service. Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

18.14 Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

18.15 Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

18.16 Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

18.17 No Right to Continue as Director. Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company.

18.18 Stockholder Approval. All Incentive Stock Options granted on or after the Effective Date and prior to the date the Company’s stockholders approve the Plan are expressly conditioned upon and subject to approval of the Plan by the Company’s stockholders.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet or Telephone—QUICK ï^ï^ï^ EASY IMMEDIATE—24 Hours a Day, 7 Days a Week or by Mail ARCTURUS THERAPEUTICS HOLDINGS INC. Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on October 24, 2019. INTERNET/MOBILE –www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. PHONE – 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. PROXYï³ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ï³ Please mark your votes like this The Board of Directors recommends you vote FOR each of the nominees in Proposal 1, FOR Proposals 2, 3, and 5, and for THREE YEARS as to Proposal 4. 1. Approval of the election of the following individuals as directors of the Company, as provided in Proposal Number 1 of the Proxy Statement: FOR WITHHOLD (1) Dr. Peter Farrell (2) Joseph E. Payne (3) Andy Sassine (4) James Barlow (5) Dr. Edward W. Holmes (6) Dr. Magda Marquet (7) Karah Parschauer 2. Approval of the Company’s 2019 Omnibus Equity Incentive Plan and ratification of grants thereunder, as provided in Proposal Number 2 of the Proxy Statement. FOR AGAINST ABSTAIN 3. Approval, by non-binding advisory vote, of the resolution approving the Company’s Named Executive Officer compensation, as provided in Proposal Number 3 of the Proxy Statement. FOR AGAINST ABSTAIN 4. Approval, by non-binding advisory vote, of the frequency of future non-binding advisory votes on named executive officer compensation, as provided in Proposal Number 4 of the Proxy Statement. One Two Three Year Year Years ABSTAIN 5. Approval of the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019, as provided in Proposal Number 5 of the Proxy Statement. FOR AGAINST ABSTAIN In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. Name Signature Name Signature CONTROL NUMBER Signature Signature, if held jointly Date, 2019. Note: Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, trustee, or guardian, please give the full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

The Proxy Statement is available at: https://www.cstproxy.com/arcturusrx/2019 The Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 18, 2019 is available for viewing and downloading on the SEC’s website at www.sec.gov, as well as at the Investor Relations section of the Company’s website: http://ir.arcturusrx.com/investor-relations ï³ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ï³ PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ARCTURUS THERAPEUTICS HOLDINGS INC. The undersigned hereby appoints Dr. Peter Farrell and Joseph E. Payne, each of them, agents and proxies of the undersigned, with full power of substitution to each of them, to represent and to vote on behalf of the undersigned all the Common Stock of Arcturus Therapeutics Holdings Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”) to be held at 8:00 a.m. (Pacific Time) on Friday, October 25, 2019 at the Company’s offices located at 10240 Science Center Drive, Suite 100, San Diego, CA 92121, and at any adjournments or postponements thereof, upon the following matters, which are more fully described in the Proxy Statement relating to the Meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE WITH RESPECT TO ANY MATTER, THIS PROXY WILL BE VOTED FOR IN SUCH MATTER AND FOR THREE YEARS AS TO PROPOSAL NUMBER FOUR. ANY AND ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED ARE HEREBY REVOKED. (Continued, and to be marked, dated and signed, on the other side)